UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
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Deckers Outdoor Corporation

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April 9, 2007

Dear Stockholder:

We cordially invite you to attend our 2007 Annual Meeting of Stockholders to be held at 1:30 p.m., local time, on Wednesday, May 9, 2007 at Hotel Andalucia, 31 West Carrillo Street, Santa Barbara, California 93101.

Enclosed are the Notice of Annual Meeting, Proxy Statement and a Proxy Card relating to the Annual Meeting which we urge you to read carefully. Also enclosed is the Company’s 2006 Annual Report.

Please use this opportunity to take part in our affairs by voting on the business to come before the Annual Meeting. If you are a record holder of our common stock as of the close of business on March 16, 2007, you are eligible to vote on these matters, either by attending the Annual Meeting in person or by Proxy. It is important that your shares be voted, whether or not you plan to attend the Annual Meeting, to ensure the presence of a quorum. Therefore, please complete, date, sign, and return the accompanying Proxy Card in the enclosed postage-paid envelope. Properly executed Proxy Cards received by the Company prior to the Annual Meeting will be voted in accordance with the instructions indicated on such cards. Because mail delays occur frequently, it is important that the enclosed Proxy Card be returned well in advance of the Annual Meeting. Submitting the Proxy Card does NOT deprive you of your right to attend the Annual Meeting and vote your shares in person for the matters acted on at the Annual Meeting.

Sincerely,

Angel R. Martinez
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
GENERAL INFORMATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN BASED AWARDS IN 2006
2006 OPTION EXERCISES AND STOCK VESTED
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
DIRECTOR COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
REPORT OF THE AUDIT COMMITTEE
PROPOSAL NO. 2
PROPOSAL NO. 3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING
OTHER BUSINESS OF THE ANNUAL MEETING
COST OF SOLICITATION
ANNUAL REPORT ON FORM 10-K

DECKERS OUTDOOR CORPORATION
495-A South Fairview Avenue, Goleta, California 93117

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 9, 2007

TO THE STOCKHOLDERS OF
DECKERS OUTDOOR CORPORATION:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Deckers Outdoor Corporation, a Delaware corporation (the “Company”), will be held at Hotel Andalucia, 31 West Carrillo Street, Santa Barbara, California 93101, on Wednesday, May 9, 2007, beginning at 1:30 p.m., local time. The Annual Meeting will be held for the following purposes:

1. Election of Directors.  To elect eight (8) directors of the Company to serve as directors until the Annual Meeting of Stockholders to be held in 2008.

2. 2006 Equity Incentive Plan Amendment.  To approve an amendment to the Company’s 2006 Equity Incentive Plan (the “2006 Plan”) that will place additional restrictions on certain types of equity-based awards and make certain other administrative changes to the 2006 Plan.

3. Ratification of Appointment of Independent Registered Public Accounting Firm.  To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007.

4. Other Business.  To consider and act upon such other business as may properly come before the Annual Meeting or any continuations, postponements or adjournments thereof.

The Board of Directors has fixed the close of business on March 16, 2007 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting and any continuations, postponements or adjournments thereof. Only stockholders of record at the close of business on the Record Date are entitled to such notice and to vote, in person or by Proxy, at the Annual Meeting.

The Proxy Statement that accompanies this Notice contains additional information regarding the proposals to be considered at the Annual Meeting, and stockholders are encouraged to read it in its entirety.

The Board of Directors welcomes your personal attendance at the Annual Meeting. However, whether or not you plan to attend, please sign and return the enclosed proxy card, which you may revoke at any time prior to it being exercised at the Annual Meeting. A self-addressed, postage prepaid envelope is enclosed for your convenience. Your proxy will not be used if you attend the meeting and choose to vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

Angel R. Martinez
President and Chief Executive Officer

Goleta, California
April 9, 2007

EVERY STOCKHOLDER’S VOTE IS IMPORTANT.

PLEASE COMPLETE, DATE, SIGN AND MAIL THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. IF A STOCKHOLDER RECEIVES MORE THAN ONE PROXY CARD BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

495-A South Fairview Avenue
Goleta, California 93117

ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 9, 2007

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Deckers Outdoor Corporation, a Delaware corporation (the “Company” or “Deckers”), for use at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 1:30 p.m., local time, on May 9, 2007, at Hotel Andalucia, 31 West Carrillo Street, Santa Barbara, California 93101, and any continuations, postponements or adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and the accompanying Proxy Card (the “Proxy”) were first mailed to stockholders on or about April 9, 2007.

Method of Voting

Stockholders can vote by Proxy or by attending the Annual Meeting and voting in person. A Proxy is enclosed. If you vote by means of the Proxy, the Proxy must be completed, signed and dated by you or your authorized representative. The completed Proxy may be returned in the postage-paid envelope provided, or you may vote by Proxy by internet or telephone as indicated on the Proxy instructions. The internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on May 8, 2007. Stockholders who vote by internet or telephone need not return a Proxy by mail. If you hold common stock in “street name,” through a broker, bank or other nominee, then your broker, bank or nominee, as the holder of the shares, must vote those shares in accordance with your instructions. Please refer to the instruction card they provide for voting of your shares.

Angel R. Martinez and Zohar Ziv, the designated proxyholders (the “Proxyholders”), are members of the Company’s management. If a Proxy is properly signed, dated and returned and is not revoked, the shares represented by that Proxy will be voted by the Proxyholders at the Annual Meeting in accordance with the stockholder’s instructions indicated on the Proxy. If no instructions are indicated on the Proxy, then the Proxyholders will vote the shares represented by that Proxy “FOR” the nominees named herein for election as directors, “FOR” the 2006 Equity Incentive Plan Amendment, “FOR” ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm, and in accordance with the recommendations of the Board of Directors upon such other business as may properly come before such meeting or any and all continuations, postponements or adjournments thereof.

Revocation of Proxy

A stockholder giving a Proxy has the power to revoke it at any time before it is exercised at the Annual Meeting either by (i) giving written notice of revocation to the Secretary of the Company, at the address of the Company’s executive offices in Goleta, California, (ii) executing a subsequent Proxy, or (iii) attending the Annual Meeting and voting in person. If you have instructed your broker, bank or other nominee to vote your shares, you must follow directions received from your nominee to change those instructions. Please note that if your shares are held of record by a broker, bank or other nominee and you decide to attend and vote at the Annual Meeting, your vote in person at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from your broker, bank or other nominee. Subject to any such revocation, all shares represented by properly executed Proxies will be voted in accordance with the specifications on the enclosed Proxy.

Record Date

In accordance with the Company’s Bylaws, the Board of Directors has fixed March 16, 2007 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. As of the close of business on March 16, 2007, there were outstanding 12,606,028 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

Voting Rights

Vote Required.  In order to conduct business at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, in person or represented by Proxy, of holders of a majority of the shares of our Common Stock outstanding as of the Record Date, will constitute a quorum at the Annual Meeting. We will treat shares of Common Stock represented by a properly signed and returned Proxy, including abstentions and broker non-votes (as defined below), as present at the Annual Meeting for the purposes of determining the existence of a quorum. Each share of Common Stock issued and outstanding on the Record Date is entitled to one vote on any matter presented for consideration and action by the stockholders at the Annual Meeting. The Company’s Certificate of Incorporation does not authorize cumulative voting in the election of directors. Directors will be elected by a plurality of the votes of the shares of the Company’s Common Stock present in person or represented by Proxy and entitled to vote on the election of directors. The affirmative vote of holders of a majority of the outstanding shares of our Common Stock, present in person or represented by Proxy at the Annual Meeting and entitled to vote (assuming that a quorum is present), is required to approve Proposal No. 2 regarding the amendment to the 2006 Equity Incentive Plan and Proposal No. 3 regarding the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm.

Abstentions.  We will count a properly executed Proxy marked ABSTAIN with respect to a particular proposal as present for purposes of determining whether a quorum is present, but the shares represented by that Proxy will not be voted at the Annual Meeting with respect to such proposal.

Broker Non-Votes.  If your shares are held by a broker, bank or other nominee, they will vote your shares for you if you provide instructions to them on how to vote. You should follow the directions provided by your broker, bank or other nominee regarding how to instruct them to vote your shares. “Broker non-votes” are shares held by a broker, bank or other nominee that are represented at the Annual Meeting, but with respect to which the nominee is not instructed by the beneficial owner of the shares to vote on the particular proposal and for which the broker, bank or other nominee does not have discretionary voting power on the proposal. Brokers holding shares of record for beneficial owners generally are entitled to exercise their discretion to vote on Proposals No. 1 and No. 3, but not Proposal No. 2 included in this Proxy Statement unless they receive other instructions from their customers. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining the number of shares represented and voting with respect to a proposal.

Voting Shares in Person that are Held Through Brokers.  If your shares are held of record by your broker, bank or another nominee and you wish to vote those shares in person at the Annual Meeting, you must obtain from the nominee holding your shares a properly executed legal Proxy identifying you as a Deckers’ stockholder, authorizing you to act on behalf of the nominee at the Annual Meeting and identifying the number of shares with respect to which the authorization is granted.

Procedures for Stockholder Nominations

The Company’s Bylaws provide that a stockholder seeking to nominate a candidate for election as director at an annual meeting of stockholders must provide timely advance written notice. To be timely, a stockholder’s notice generally must be received at our principal executive office on or before the date 90 days prior to the scheduled date of the annual meeting or, if it is a later date, on or before the date seven days after the Company first publishes notice of the annual meeting.

Under our Bylaws, a stockholder’s notice of a proposed nomination for director to be made at an annual meeting must include the following information:

•	the name and address of the stockholder proposing to make the nomination and of the person or persons to be nominated;

•	a representation that the holder is a stockholder entitled to vote his or her shares at the annual meeting and intends to vote his or her shares in person or by proxy for the person nominated in the notice;

•	a description of all arrangements or understandings between the stockholder(s) supporting the nomination and each nominee;

•	any other information concerning the proposed nominee(s) that the Company would be required to include in the Proxy Statement if the Board of Directors made the nomination; and

•	the consent of the nominee(s) to serve as director if elected.

The presiding officer of the Annual Meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. Stockholder nominations submitted in accordance with the requirements of the Bylaws will be forwarded to the Corporate Governance and Nominating Committee.

Other Business

If any other matters are promptly presented for consideration at the Annual Meeting including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place in order to solicit additional Proxies in favor of one or more of the proposals, the persons named as Proxyholders and acting thereunder will have discretion to vote on these matters according to their best judgment to the same extent as the person delivering the Proxy would be entitled to vote. At the date this Proxy Statement went to press, we did not anticipate any other matter would be raised at the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Bylaws state that the Board of Directors shall consist of not less than one or more than nine members. The specific number of Board members within this range is established by the Board of Directors and is currently set at nine. There are currently eight Board members and one vacancy. The Company’s original Certificate of Incorporation provided that the Board shall be classified into three classes of directors, which classes serve staggered three-year terms. At the 2006 Annual Meeting of Stockholders, the stockholders voted to amend the Company’s Certificate of Incorporation to authorize the annual election of directors so that all directors will be elected annually beginning at the 2007 Annual Meeting of Stockholders.

At the Annual Meeting, stockholders will be asked to elect eight directors of the Company to serve until the Company’s next annual meeting of stockholders to be held in 2008 and until his or her successor is elected and qualified. The names and certain information concerning the persons nominated by the Board of Directors to become directors at the Annual Meeting are set forth below. Aside from Tore Steen, each of the proposed nominees currently serves as a member of the Board of Directors. Mr. Steen’s nomination was brought before the Corporate Governance and Nominating Committee who, after evaluating Mr. Steen’s qualifications, recommended such nomination to the Board of Directors. Daniel L. Terheggen, one of our current directors and a member of the Compensation Committee and Corporate Governance and Nominating Committee of the Board, is not standing for re-election as director at the Annual Meeting, and his term of office on the Board of Directors will end effective upon the conclusion of the Annual Meeting. Accordingly, if all nominees for director are elected, then following the Annual Meeting the Board of Directors will consist of eight members and one vacancy, and a majority of the Board of Directors and all members of each of its standing committees will continue to be “independent” under applicable regulations as described below.

The election of directors shall be by the affirmative vote of the holders of a plurality of the shares voting in person or by Proxy at the Annual Meeting. The persons named as Proxyholders in the enclosed Proxy will vote to elect all eight proposed nominees named below unless contrary instructions are given in the Proxy. Broker non-votes and proxies marked “withheld” as to one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action. Proxies cannot be voted at the Annual Meeting for a greater number of persons than the number of nominees named below.

Although each of the persons named below has consented to serve as a director if elected and the Board of Directors has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as Proxyholders in the enclosed Proxy will vote for any substitute nominee designated by the Board of Directors.

None of the directors or nominees for director were selected pursuant to any arrangement or understanding, other than with the directors of the Company acting within their capacity as such. There are no family relationships among any of the directors, nominees for director or executive officers of the Company.

Nominees for Director

The names of the nominees for director and certain biographical information about them are set forth below:

		Director
Name	Age	Since	Principal Occupation

Douglas B. Otto	55	1973	Chairman of the Board of Directors of the Company
Angel R. Martinez	51	2005	President and Chief Executive Officer of the Company
Gene E. Burleson(1)(2)(3)	66	1993	Chief Executive Officer and Chairman of Echo Healthcare Acquisitions
Rex A. Licklider(1)(2)(3)	64	1993	Chief Executive Officer and Vice Chairman of The Sports Club Company
John M. Gibbons(1)(2)(3)	58	2000	Independent Consultant
John G. Perenchio(1)(3)	51	2005	Owner, Entrada Music LLC
Maureen Conners(1)(3)	60	2006	President of Conners Consulting
Tore Steen	69	—	President and Chief Executive Officer of Coventry Group, Inc.

(1)	Member of the Compensation Committee

(2)	Member of the Audit Committee

(3)	Member of the Governance and Nominating Committee

Douglas B. Otto, age 55, co-founder of Deckers in 1973, has served as a director since the Company’s inception and as Chairman of the Board since 1982. Mr. Otto also served as an executive officer from the Company’s inception until April 2005, including as Chief Executive Officer from 1982 to April 2005, as President from January 2003 to April 2005, from March 1999 to February 2000 and from 1982 to May 1998, and as Chief Financial Officer from June 1990 to December 1992.

Angel R. Martinez, age 51, joined Deckers in April 2005 as President and Chief Executive Officer. In September 2005, he became a director of the Company. Previously, Mr. Martinez was Chief Executive Officer and Vice Chairman of Keen LLC, an outdoor footwear manufacturer, from January 2005 to March 2005, after serving as President and Chief Executive Officer from April 2003 to December 2004, and as an independent consultant since June 2001. Prior thereto he served as Executive Vice President and Chief Marketing Officer of Reebok International Ltd. (NYSE: RBK) and as Chief Executive Officer and President of The Rockport Company, a subsidiary of Reebok. Mr. Martinez has been a member of the Board of Directors of Tupperware Brands Corporation (NYSE: TUP) since 1998.

Gene E. Burleson, age 66, has served as a director since September 1993. Mr. Burleson is the Chief Executive Officer and Chairman of Echo Healthcare Acquisitions, which became a public company in March, 2006. Mr. Burleson has also served as a director of Prospect Medical Holdings, Inc (AMEX: PZZ), a healthcare management services organization, since August 2005. In addition, Mr. Burleson has served as a director of Nesco Industries, Inc., a manufacturer of medical products, since November 2005, and a director for SunLink Health Systems, Inc. (AMEX: SSY), an operator of acute hospitals, since October 2003. He served as Chairman of the Board of Alterra Healthcare Corporation, an operator of assisted living facilities, from January 2003 to December 2003 and was a member of its board of directors from January 1995 to December 2003. He served as Chairman of the Board of Mariner Healthcare, Inc., a long-term healthcare provider, from January 1999 to May 2002.

Rex A. Licklider, age 64, has served as a director since September 1993. Mr. Licklider has been director and Vice Chairman of The Sports Club Company, a developer and operator of health and fitness clubs, since May 1994. Mr. Licklider has served as the Chief Executive Officer of The Sports Club Company since March 2004 and as Co-Chief Executive Officer of The Sports Club Company from February 2002 to March 2004. From February 1992 to January 1993, Mr. Licklider was Chairman of the Board of Resurgens Communications Group, a long distance telecommunications company, and from 1975 until February 1992, Mr. Licklider was Chairman of the Board and Chief Executive Officer of Com Systems, Inc., a long distance telecommunications company that merged with Resurgens Communications Group in February 1992.

John M. Gibbons, age 58, has served as a director since July 2000. Mr. Gibbons has been an independent consultant since April 2004. From June 2000 to April 2004, Mr. Gibbons was Vice Chairman of TMC Communications, Inc., a long distance, data and Internet services provider, and was its Chief Executive Officer from June 2001 to April 2003. From June 2000 to June 2001, he was President of TMC Communications, Inc. He has served as a director of National Technical Systems, Inc. (NASDAQ: NTSC), a provider of integrated testing, certification, quality registration, systems evaluation and staffing services, since September 2003.

John G. Perenchio, age 51, has served as a director since December 2005. Mr. Perenchio is the owner and operator of Entrada Music LLC, a holding company with controlling interests in Fearless Records LLC, a boutique rock and punk music label; and Smartpunk, LLC, an internet music retail store. From 1990 to 2004, Mr. Perenchio served as an executive with Chartwell Partners, LLC, a family owned boutique investment bank and holding company specializing in the entertainment, media and real estate industries, where his responsibilities included managing the company’s real estate holdings. From 1992 to March 2007, Mr. Perenchio was a director of Univision Communications Inc (NYSE: UVN), the leading Spanish-language media company in the United States.

Maureen Conners, age 60, has served as a director since September 2006. Ms. Conners is President of Conners Consulting. Since 1992, Conners Consulting has worked with companies such as Johnson & Johnson, Ralph Lauren Footwear, Bausch and Lomb, Rockport, Polaroid, Monster.com, and Western Union Money Zap, providing a range of services including marketing and strategic planning, new product and new business development, and global brand building. Ms. Conners has held senior level marketing positions with several leading consumer companies, including Senior Vice President of Marketing, Girls Division at Mattel. Prior to that, Ms. Conners served as Director of Marketing, Men’s Jeans Division at Levi Strauss, and Group Marketing Manager at Gillette.

Tore Steen, age 69, has been nominated for election as a Director in March 2007. Mr. Steen has been the owner and President/CEO of World Intelligent Network, LLC and of the Coventry Group, Inc., management, consulting and holding companies, since 1995. From March 1991 to March 1995, Mr. Steen served as Chairman and CEO of Cascade General, Inc. and as President and CEO/owner of H.C. Inc., both major west coast ship repair companies. Mr. Steen was the Executive Vice President, Finance for WTD Industries, Inc., a NASDAQ forest products company, from January 1989 to December 1990. Previously, Mr. Steen had been involved at executive and board levels of NYSE, NASDAQ and London Stock Exchange companies.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE
“FOR” PROPOSAL NO. 1 TO ELECT EACH OF THE ABOVE NOMINEES FOR DIRECTOR.

CORPORATE GOVERNANCE

Corporate Governance Principles

Pursuant to Delaware law and the Company’s Bylaws, the Company’s business, property and affairs are managed under the direction of the Board of Directors. Thus, the Board of Directors is the ultimate decision-making body of the Company except with respect to those matters reserved to the stockholders.

The Board of Directors selects the senior management team, which is charged with the day-to-day operations of the Company’s business. Members of the Board of Directors are kept informed of the Company’s business through discussions with the Chief Executive Officer and other senior officers, by reviewing materials requested by them or otherwise provided to them and by participating in meetings of the Board of Directors and its committees. Having selected the senior management team, the Board of Directors acts as an advisor and counselor to senior management, monitors its performance and proposes or makes changes to the senior management team when it deems necessary or appropriate.

Director Independence

The Board affirmatively determines the independence of each director and nominee for election as a director in accordance with guidelines it has adopted, which include all elements of independence set forth in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (“NASD”) and applicable rules of the Securities and Exchange Commission (“SEC”). These guidelines help ensure that the Board and its committees are independent from management and that the interests of the Board and management align with the interests of the stockholders. Based on these standards, the Board has determined that each of the Company’s directors, other than Mr. Otto and Mr. Martinez, is independent. The Board has further determined that Mr. Steen, a current nominee for director, is “independent” under the standards described above.

Board of Directors and Committee Meetings

The Board of Directors held seven meetings during the year ended December 31, 2006. For the fiscal year ended December 31, 2006, each of the directors attended at least 75% of the aggregate number of meetings of both the Board of Directors and the committees on which he or she served, held during the period for which he or she was a director or committee member, respectively.

The Company has not adopted a formal policy on members of the Board of Directors attendance at its annual meeting of stockholders, although all members of the Board of Directors are invited to attend. All members of the then Board of Directors attended the Company’s 2006 Annual Meeting of Stockholders.

Committees of the Board of Directors

The Board of Directors has three committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. The Board of Directors has determined that each of the directors serving on each of these three committees is “independent” as that term is defined under NASD Marketplace Rule 4200(a)(15) and applicable rules of the SEC.

Audit Committee

The Board has a standing Audit Committee that (i) monitors the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance; (ii) monitors the independence and performance of the Company’s independent registered public accounting firm, and (iii) provides an avenue of communications among the independent registered public accounting firm, the Company’s internal auditor, management and the Board of Directors. The committee met eight times during 2006. At the date of this Proxy Statement, Mr. Gibbons was Chairman of the Audit Committee and the committee was comprised of Messrs. Burleson, Licklider and Gibbons. The Board has determined that Mr. Gibbons qualifies as an “audit committee financial expert” as defined under the rules of the SEC. All of the members of the Audit Committee meet the independence and experience requirements of the NASDAQ rules and the independence requirements of the SEC.

Compensation Committee

The Board’s Compensation Committee (i) reviews and approves corporate goals and objectives relevant to compensation of the executive officers, (ii) evaluates the performance of the executive officers in light of those goals and objectives, (iii) determines and approves the compensation level of the executive officers based on this evaluation, and (iv) makes recommendations to the Board with respect to equity and non-equity incentive compensation plans. The Compensation Committee also reviews and recommends to the Board any new compensation or retirement plans and administers each of the Company’s 1993 Employee Stock Incentive Plan (the “1993 Plan”), the Company’s 2006 Equity Incentive Plan (the “2006 Plan”) and the Company’s 1995 Employee Stock Purchase Plan (the “1995 Plan”). The committee met five times during 2006. At the date of this Proxy Statement, Mr. Burleson was Chairman of the Compensation Committee and the committee was comprised of Messrs. Burleson, Licklider, Gibbons, Perenchio and Terheggen and Ms. Conners. All of the members of the

Compensation Committee meet the independence requirements of the NASDAQ rules and applicable SEC regulations. Beginning January 1, 2006 the Board determined that Mr. Terheggen is independent pursuant to these standards. The Board made this determination after considering that the Company does not make any payments directly to Mr. Terheggen, no other owner of BHPC Global Licensing, Inc. is personally affiliated with Mr. Terheggen, and the payments made to BHPC Global Licensing, Inc. in 2006 amounted to substantially less than the dollar amounts established by applicable regulations.

Corporate Governance and Nominating Committee

The Board’s Corporate Governance and Nominating Committee (i) develops and recommends to the Board a set of corporate governance principles applicable to the Company, (ii) recommends the director nominees to be selected by the Board for the next annual meeting of stockholders, (iii) identifies individuals qualified to become Board members, consistent with criteria approved by the Board and (iv) oversees the evaluation of the Board and management. The committee met four times during 2006. At the date of this Proxy Statement, the Corporate Governance and Nominating Committee was comprised of Messrs. Licklider, Burleson, Gibbons, Perenchio and Terheggen as well as Ms. Conners, and Mr. Licklider was the Chairman. All of the members of the Corporate Governance and Nominating Committee meet the independence requirements of the NASDAQ rules and applicable SEC regulations, including Mr. Terheggen for the reasons set forth above.

Nominating Procedures and Criteria

Among its functions, the Corporate Governance and Nominating Committee consider and approve nominees for election to the Board of Directors. In addition to the candidates proposed by the Board of Directors or identified by the committee, the committee considers candidates for director suggested by stockholders, provided such recommendations are made in accordance with the procedures set forth in the Bylaws and described above under “Procedures for Stockholder Nominations.” Stockholder nominations that meet the criteria outlined below will receive the same consideration that the committee’s nominees receive.

Essential criteria for all candidates considered by the Corporate Governance and Nominating Committee include the following: integrity and ethical behavior, maturity, management experience and expertise, independence and diversity of thought and broad business or professional experience, with an understanding of business and financial affairs, and the complexities of business organizations.

In evaluating candidates for certain Board positions, the committee evaluates additional criteria, including the following: financial or accounting expertise; industry expertise; accomplishment in designing, marketing, manufacturing, distribution and licensing of footwear, apparel and accessories; business and other experience relevant to public companies of a size comparable to the Company; and experience in investment banking, commercial lending or other financing activities.

In selecting nominees for the Board of Directors, the committee evaluates the general and specialized criteria set forth above, identifying the relevant specialized criteria prior to commencement of the recruitment process, considers previous performance if the candidate is a candidate for re-election, and generally considers the candidate’s ability to contribute to the success of the Company.

The Board of Directors’ nominees for director presented at the Annual Meeting have been recommended by the Corporate Governance and Nominating Committee, as well as the full Board of Directors.

Stockholders did not propose any director candidates for election at the Annual Meeting.

Communications with Directors

You may communicate with the chair of our Audit Committee, Corporate Governance and Nominating Committee, or Compensation Committee, or with our independent directors as a group, by writing to any such person or group c/o the Secretary of the Company, at the Company’s offices at 495-A South Fairview Avenue, Goleta, California 93117.

Communications are distributed to the Board of Directors, or to any individual director, depending on the facts and circumstances described in the communication. In that regard, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board of Directors should be excluded, including the following: junk mail and mass mailings; product complaints; product inquiries; new product suggestions; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, with the provision that any communication that is not distributed will be made available to any independent director upon request.

Code of Ethics

The Company has adopted a Code of Ethics to help its officers, directors and other employees comply with the law and maintain the highest standards of ethical conduct. The Code of Ethics contains general guidelines for conducting the business of the Company consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. All of the Company’s officers, directors and employees must carry out their duties in accordance with the policies set forth in the Code of Ethics and with applicable laws and regulations. The Code of Ethics appears as Exhibit 14.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2003. A copy of the Code of Ethics is available free of charge by writing to the Secretary of the Company at the Company’s executive offices at 495-A South Fairview Avenue, Goleta, California 93117. A free copy can also be obtained from our corporate website at www.deckers.com.

Compensation Committee Interlocks and Insider Participation

As of the date of this Proxy Statement, the members of the Compensation Committee consisted of Messrs. Burleson, Licklider, Gibbons, Perenchio and Terheggen and Ms. Conners, none of whom was an officer or employee of the Company or any of its subsidiaries during fiscal year 2006 or is a former officer or employee of the Company or any of its subsidiaries. Mr. Terheggen is a 50% owner and Chief Executive Officer of BHPC Global Licensing, Inc. (“BHPC”). The Company paid BHPC an aggregate of approximately $79,000 for agency fees related to licensing of the Company’s products during 2006. The unpaid balance at December 31, 2006 was approximately $56,000.

EXECUTIVE OFFICERS

Each executive officer of the Company serves at the discretion of the Board of Directors. Biographical information for the executive officers of the Company who are not directors is set forth below. There are no family relationships between any executive officer and any other executive officer or director. None of our executive officers were selected pursuant to any arrangement or understanding, other than with the executive officers of the Company acting within their capacity as such.

Name	Age	Position

Angel R. Martinez	51	President, Chief Executive Officer and Director
Zohar Ziv	54	Chief Financial Officer, Executive Vice President of Finance and Administration and Assistant Secretary
Constance X. Rishwain	49	President of the UGG and Simple Divisions
Colin G. Clark	44	Senior Vice President, International
Patrick C. Devaney	52	Senior Vice President of Global Sourcing, Production and Development
Peter K. Worley	46	President of the Teva Division
Janice M. Howell	57	Vice President of Operations
John A. Kalinich	39	Vice President of Consumer Direct

The biographical summary for Mr. Martinez is presented earlier under the heading “Nominees for Director.”

Zohar Ziv, age 54, joined Deckers in March 2006 as Chief Financial Officer, Executive Vice President Finance and Administration and Assistant Secretary. Previously, from February 2004 to December 2005, Mr. Ziv was Chief Financial Officer with EMAK Worldwide, Inc. (NASDAQ: EMAK), a global marketing services firm. Prior to that, Mr. Ziv was Chief Financial Officer of Stravina Operating Company, LLC, a supplier of personalized novelty items in North America, from June 2002 to February 2004. Mr. Ziv has also served as Chief Financial Officer of Joico Laboratories, Inc., a multi-national manufacturer and marketer of hair products, from July 2001 to June 2002.

Constance X. Rishwain, age 49, has been the President of the UGG and Simple Divisions since December 2002 after serving as Vice President, Brand Manager-UGG since April 1999 and Vice President, Brand Manager-Simple since January 2001. Previously, Ms. Rishwain held a variety of positions since joining us in January 1995, including Vice President of Domestic Sales for Teva, UGG and Simple from June 1999 to December 1999, Vice President of Sales — Western Division for Teva, UGG and Simple from December 1997 to June 1999 and Vice President Merchandising for Teva, UGG and Simple from January 1995 to December 1997. Before joining us, Ms. Rishwain held the position of Vice President of Merchandising and Marketing for Impo International Shoe Company from 1988 to 1994 and worked for Nine West Group Inc. from 1984 to 1988 in several capacities.

Colin G. Clark, age 44, joined Deckers in September 2005 as Senior Vice President, International. Prior to joining Deckers, from October 1991 to June 2004, Mr. Clark spent nearly thirteen years at The Rockport Company, a subsidiary of Reebok International Ltd., most recently serving as Vice President and General Manager — International. From 1991 to 2001, Mr. Clark held various senior positions at Rockport, including Vice President — Global Marketing, Vice President — International, Director and General Manager — United Kingdom, and Sales Manager — United Kingdom.

Patrick C. Devaney, age 52, has been our Senior Vice President of Global Sourcing, Production and Development since March 2000 and served as our Vice President of Global Sourcing, Production and Development from November 1997 to March 2000. Prior to joining us, Mr. Devaney was employed by Mizuno USA where he was Director of Global Footwear from February 1990 to June 1997 and was a Global Product/ Marketing Manager for Reebok International Ltd. from 1985 to December 1989.

Peter K. Worley, age 46, joined Deckers in March 2006 as President of the Company’s Teva brand. From October 2005 to March 2006, Mr. Worley served as Vice President of U.S. Sales with K-Swiss, Inc. From May 1996 to October 2005, Mr. Worley was Vice President of Product Design and Development with K-Swiss. From 1991 to 1996 and from 1986 to 1989, Mr. Worley held various managerial positions with Reebok International Ltd.

Janice M. Howell, age 57, has been our Vice President of Operations since January 2003, Director of Operations from November 1999 to December 2002 and Director of Human Resources and Administration from January 1992 to November 1999. Ms. Howell previously was employed at Wavefront Technologies, Inc., a computer graphics company, as Director of Human Resources and Administration from 1986 to 1991.

John A. Kalinich, age 39, has served as Vice President of Consumer Direct since November 2002, when he joined us in connection with our acquisition of the Teva Rights at that time. Mr. Kalinich served as a director of the Company being appointed by Mark Thatcher as provided in the agreement between Mark Thatcher and us for our acquisition of the Teva Rights, from November 2002 until May 2004. Mr. Kalinich also served as Director of Corporate Licensing for the Company from November 2002 to September 2004. Prior to joining us, Mr. Kalinich was the Chief Operations Officer for Teva Sport Sandals, Inc. from January 1995 to November 2002. Previously, Mr. Kalinich was employed as an audit senior associate by Coopers and Lybrand LLP from July 1991 to January 1995. Mr. Kalinich is a certified public accountant.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee (for purposes of this analysis, the “Committee”) of the Board of Directors (the “Board”) (i) reviews and approves corporate goals and objectives relevant to compensation of the executive officers, (ii) evaluates the performance of the executive officers in light of those goals and objectives, (iii) determines and approves the compensation level of the executive officers based on this evaluation, and (iv) makes recommendations to the Board with respect to cash incentive compensation plans and equity incentive plans. The Committee also reviews and recommends to the Board any new compensation or retirement plans and administers the Company’s 1993 Employee Stock Incentive Plan (the “1993 Plan”), the 2006 Equity Incentive Plan (the “2006 Plan”), and the 1995 Employee Stock Purchase Plan (the “1995 Plan”). The committee met five times during 2006. At the date of this Proxy Statement, Mr. Burleson was Chairman of the Committee and the committee was comprised of Gene E. Burleson, Rex A. Licklider, John M. Gibbons, Daniel L. Terheggen, John M. Perenchio, and Maureen Conners. The Committee consists entirely of directors who have never served as officers or employees of the Company or any of its subsidiaries and whom meet the independence requirements under the NASDAQ rules and applicable SEC regulations. Beginning January 1, 2006 the Board determined that Mr. Terheggen is independent pursuant to these standards. The Board made this determination after considering that the Company does not make any payments directly to Mr. Terheggen, no other owner of BHPC Global Licensing, Inc. is personally affiliated with Mr. Terheggen, and the payments made to BHPC Global Licensing, Inc. in 2006 amounted to substantially less than the dollar amounts established by applicable regulations.

Throughout this Proxy Statement, the individuals who served during fiscal 2006 as the Company’s Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), and the other three most highly compensated executive officers of the Company who were executive officers of the Company as of December 31, 2006 and received compensation in excess of $100,000 in such year are referred to as the “Named Executive Officers.”

Compensation Philosophy and Objectives

At the direction of the Board, the Compensation Committee endeavors to ensure that the compensation programs for executive officers of the Company and its subsidiaries are competitive and consistent in order to attract and retain key executives critical to the Company’s long-term success. The Committee also must ensure that the compensation is attractive to key executives with the proper background and experience required for the future growth of the Company. The Committee believes that the Company’s overall financial performance and stockholder value should be the most important factors in determining the total compensation of executive officers. At the executive officer level, the Committee has a policy that a significant proportion of potential total compensation should consist of variable, performance-based components, such as share-based awards and annual incentive plan compensation, which can increase or decrease to reflect changes in corporate and individual performance. These incentive compensation programs are intended to reward individual performance that enhances profitability and stockholder value.

The Committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation for the Named Executive Officers, as well as other executive officers. The Committee considers such corporate performance measures as net sales, gross margins, operating expenses, diluted earnings per share and similar quantitative measures. The Committee also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors, such as successful supervision of major corporate projects, demonstrated leadership ability and contributions to industry and community development. For 2006, the most important qualitative factors in determining incentive compensation awards to the Named Executive Officers were the Committee’s assessments of their contributions to the Company’s and stockholders’ value by establishing and implementing a strategy for long-term success.

The Committee also evaluates the total compensation of the Named Executive Officers and other executives in light of information regarding the compensation practices and corporate financial performance of similar companies in the Company’s industry. The Committee targets a specific percentile range of the peer company data in determining compensation for executive officers. From time to time, the Committee also receives assessments and advice regarding the Company’s compensation practices from our independent compensation consultants, Frederic W. Cook & Co., Inc. (“FWC”).

Role of Executive Officers in Compensation Decisions

The CEO and CFO provide compensation and related data to the Committee, and the CEO provides recommendations as well, excluding his own compensation. The Committee uses the information provided by the CEO, CFO, and FWC to make compensation decisions for the Named Executive Officers as well as other executive officers. The Committee, which includes all independent members of the Board, approves base salaries and annual non-equity incentives for the Named Executive Officers. For all executive equity incentive plan awards, the Committee reviews and approves the awards based on recommendations made by executive management. The Committee can exercise its discretion in modifying any recommended adjustments or awards to executives.

Setting Executive Compensation

In making compensation decisions, the Committee compares each element of total compensation against a peer group of publicly-traded footwear and apparel companies (collectively, the “Peer Group”). The Peer Group, which is reviewed and updated at least annually by the Committee, consists of companies against which the Committee believes the Company competes for talent and for stockholder investment. The Peer Group is composed of companies in related businesses of similar size and market value and consists of the following 13 companies:

• Quiksilver, Inc.	• Rocky Brands, Inc.	• The Stride Rite Corporation
• The Timberland Company	• Kenneth Cole Productions, Inc.	• Skechers U.S.A., Inc.
• K2 Inc.	• Steven Madden, Ltd.	• LaCrosse Footwear, Inc.
• Columbia Sportswear Company	• K•Swiss Inc.	• Iconix Brand Group, Inc.
• Wolverine World Wide, Inc.

For comparison purposes, Deckers’ annual revenues are at the low end of the Peer Group. Because of the large variance in size among the companies comprising the Peer Group, regression analysis is used to adjust the compensation data for differences in company revenues. The adjusted value is used as the basis of comparison of compensation between Deckers and the companies in the Peer Group. The Committee generally sets total cash compensation (base salary plus annual incentive plan, as described below) for the Named Executive Officers at the 75th percentile of compensation paid to similarly situated executives of the Peer Group. This is required for the Company to attract the appropriate executive personnel for future growth.

The Committee also looks at survey data from similarly-sized general industry companies and reviews data provided by FWC as a guideline to determine the appropriate level and mix of compensation. There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation.

2006 Executive Compensation Elements

For the fiscal year ended December 31, 2006, the principal components of compensation for the Named Executive Officers were:

•	base salary,

•	annual non-equity incentive plan compensation,

•	performance-based long-term equity incentive compensation, and

•	perquisites and other personal benefits

Base Salary.  Salaries are reviewed periodically and adjusted as warranted to reflect sustained individual performance and comparable market salaries. The Committee focuses primarily on total annual compensation, including incentive awards and cash bonuses, rather than base salary alone, as the appropriate measure of executive officer performance and contribution. For this reason, the Committee generally sets base salary at the 50th percentile of compensation paid to similarly situated executives of the companies in the Peer Group. The following table summarizes adjustments made, if any, to base salaries for the Named Executive Officers during 2006 compared to 2005:

Named Executive Officer	Base Salary

Angel R. Martinez	Increased by approximately 45%, effective January 1, 2006
Zohar Ziv	Mr. Ziv began employment in March 2006
Constance X. Rishwain	Increased by approximately 34%, effective January 1, 2006
Colin G. Clark	No increase, as Mr. Clark began employment in September 2005
Patrick C. Devaney	Increased by approximately 20%, effective January 1, 2006

Mr. Martinez’s salary was provided in his employment contract at $400,000, or approximately a 16% increase over 2005, effective January 1, 2006, which may be reviewed and adjusted, as deemed appropriate. The Committee determined to increase his salary above the contracted rate to $500,000, or 45% above his 2005 base salary, because of the Company’s performance and growth and increased stockholder value under his leadership. The Company consistently exceeded expectations throughout 2006 in several key areas.

Mr. Ziv’s salary was provided in his employment contract at $300,000, effective March 6, 2006, which may be reviewed and adjusted, as deemed appropriate.

Ms. Rishwain’s salary was provided in her employment contract at $225,000, effective January 1, 2006, which may be reviewed and adjusted, as deemed appropriate. The Committee determined to increase her salary over 2005 based on the UGG and Simple brands’ performance and growth under her leadership. These brands’ performance consistently exceeded expectations throughout 2006.

Mr. Clark’s salary was provided in his employment contract at $225,000, effective January 1, 2006, which may be reviewed and adjusted, as deemed appropriate. As Mr. Clark began employment with the Company effective September 1, 2005, his salary remained unchanged in 2006 versus 2005.

Mr. Devaney’s salary was provided in his employment contract at $200,000, or approximately a 20% increase over 2005, effective January 1, 2006, which may be reviewed and adjusted, as deemed appropriate. The Committee determined to increase his salary over 2005 based on the Company’s performance and growth under his leadership. The Company’s performance consistently exceeded expectations throughout 2006.

Annual Non-Equity Incentive Plan Compensation.  Each of the Named Executive Officers receives cash incentive plan compensation comprised of two components; one based on the overall financial performance of the Company (the company profit portion) and the second based upon the achievement of individualized goals that are established for each executive, which we refer to as Management by Objectives, or “MBO.” For 2006, the company profit portion of each Named Executive Officer’s incentive compensation was based entirely on the Company’s diluted earnings per share (“EPS”) before impairment loss and related tax effect. The Compensation Committee establishes individual MBO goals for each officer at the beginning of each year and such officers receive compensation for the subsequent attainment of these goals as well as for the Company’s achievement of financial performance goals. The annual non-equity incentive plan target is a percentage of the executive’s annual salary based on the executive’s position and length of time with the Company. The target amount for 2006 was between 67% and 100% of base salary, with the potential to exceed the target and earn up to 150% for the company profit and MBO portions. However, the Committee can use its discretion in awarding amounts in excess of the maximums if it chooses to do so. Individuals can also earn a percentage less than 100%. The allocation of the 2006 annual incentive plan and respective percentages and amounts earned are as follows:

	Target	Company
	Percentage	Profit	MBO	Earned (%)		Earned ($)
Name	of Salary	Portion	Portion	Company	MBO	Company	MBO

Angel R. Martinez	100%	60%	40%	150%	200%	450,000	400,000
Zohar Ziv	67%	60%	40%	150%	150%	150,750	100,500
Constance X. Rishwain	100%	25%	75%	150%	200%	84,375	337,500
Colin G. Clark	100%	25%	75%	150%	100%	84,375	168,750
Patrick C. Devaney	67%	60%	40%	150%	150%	120,600	80,400

The Committee set the 2006 targets at a moderate growth rate over the prior year for the company profit portion and at high growth rates for the MBO portion for the Named Executive Officers. The high growth rates were necessary to achieve a moderate EPS growth, as we made significant investments over and above our normal operating expenses. The Committee determined that the planned increased investments would make the EPS target more difficult to obtain. The target amounts and relative weight of the company profit portion and MBO portion of executive non-equity incentive plan compensation may be varied by the Compensation Committee from year to year.

Company profit portion.  Those executives that are responsible for brands and have influence over brand decisions are less heavily weighted on the company profit portion, as opposed to those executives that cannot be directly attributed to specific brands. The Company substantially exceeded the diluted earnings per share target, thus earning the maximum 150% of the company profit portion.

MBO portion.  For 2006, MBOs were established at the beginning of the year as follows for each Named Executive Officer.

Mr. Martinez’s MBOs were based on sales, inventory, and backlog. He exceeded all of these targets. The Committee determined to award Mr. Martinez over the maximum because, in addition, he repositioned the Company to achieve our long-term growth goals, and under his leadership, stockholder value was substantially increased.

Mr. Ziv’s bonus was pro-rated for ten months, as he was hired in March 2006. His MBOs were based on operating expenses, inventory, SEC filings, compliance with the Sarbanes-Oxley Act of 2002, and return on capital. Mr. Ziv earned the maximum amount over the target because he met or exceeded each MBO.

Ms. Rishwain’s MBO were based on Simple and UGG brand sales, inventory, contribution income, and backlog. She significantly exceeded her targets in all areas, thus earning over the maximum.

Mr. Clark’s MBOs were based on international sales, contribution income, and backlog. While he did not meet the sales and contribution income targets, he was still awarded the target amount. This was because Mr. Clark improved international sales and the Board felt that he made significant progress on building the international infrastructure, realigning the international distributors, and positioning the international business to achieve our long-term growth goals.

Mr. Devaney’s MBOs were based on gross profit margins, inventory, on-time deliveries from factories, and meeting quality standards. He exceeded the goals in all areas, thus earning the maximum.

The Committee assesses the attainment of the MBOs based on business or other factors that may have affected the attainment of those objectives, thus awarding this portion of incentive compensation on measurable and also on a discretionary basis. In order to retain key executives and incentivize them to reach our growth goals, the Committee generally sets the annual incentive plan compensation targets at the high end of target bonus opportunity paid to similarly situated executives of the companies in the Peer Group. The Committee targets the executive’s annual cash compensation (base plus bonus and non-equity incentive plan compensation) at the 75th percentile of the Peer Group.

Performance-based Long-Term Equity Incentive Compensation.  The 1993 Plan was terminated for new grants effective in May 2006, when the 2006 Plan was adopted by the stockholders. These plans authorize the Committee to make grants and awards of stock options, stock appreciation rights, nonvested stock units (“NSUs”) and other stock-based awards. In 2006, the Committee granted NSUs to the Named Executive Officers, as well as other executives. In approving 2006 grants, the Committee considered industry comparisons and competitive data as well as the responsibility levels of the executives relative to one another.

To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. Some types of compensation payments and their deductibility depend upon the timing of an executive’s vesting of previously granted awards. Further, interpretations of and changes in the tax laws and other factors beyond the Committee’s control also affect the deductibility of compensation. As explained below, the Company has taken measures to ensure that equity compensation is fully deductible by the Company.

Beginning in December 2004, the Board and the Committee determined to cease issuing stock options to directors, officers and employees of the Company and, rather, to issue NSUs or shares of Common Stock to continue to align the interests of the directors, officers and employees with those of the stockholders at a lower cost than the previous stock option grants. This policy will be reviewed by the Board and the Committee periodically and may be changed in the future. As of December 20, 2004, officers and key employees were eligible to receive NSUs annually in an amount to be determined by the Board or the Committee. The amount of NSUs granted is primarily determined by the executive’s level within the organization and the level of criticality of their position to the organization. The vesting schedule of the NSUs granted in 2006 is 25% on March 31, June 30, September 30, and December 31 of the fourth year from the grant year and is dependent on the achievement of a one year diluted EPS goal and continued employment with the Company for a designated period. The diluted EPS goal is the same as discussed above under Annual Incentive Plan Compensation. This vesting schedule was determined to encourage officers and key employees to remain with the Company for the long-term, as well as to provide the executives with the opportunity to sell shares in the same year as when their tax consequences will occur.

In addition, the Committee evaluates aggregate equity awards based on a Shareholder Value Transfer (“SVT”) rate. SVT is the fair value of all equity awards granted during the year as a percentage of company market capitalization value. The Committee believes this measure is valuable because it allows the Company to compare the annual cost of its equity program versus peer companies. The Committee set the SVT rate in 2006 so that it would be under 1%, which approximates the Peer Group median. Other factors considered in share-based award grants were total carried-interest for each executive, total potential dilution, annual share usage, executive allocation of annual equity pool, and the fair value of awards granted to each individual. The Committee assessed where the Company’s Named Executive Officers ranked in all these areas among the Peer Group.

Perquisites and Other Personal Benefits.  There is no specific policy on perquisites and other personal benefits awarded to the Named Executive Officers. The Company administers a 401(k) defined contribution plan that substantially all employees are eligible to participate in through tax-deferred contributions. The Company matches 50% of an employee’s contribution up to $1,200 per year. In order to attract the appropriate candidates, the Committee may approve relocation benefits, as deemed appropriate. In 2006, the only perquisites and other personal benefits approved by the Committee for the Named Executive Officers was relocation assistance, which was awarded to those executives hired in 2006.

Employment Contracts and Severance Arrangements.  During 2006, each of the Named Executive Officers was party to an employment agreement with the Company. Those agreements establish the terms and conditions for the employment relationship each executive has with the Company and specifies compensation, executive benefits, severance provisions, change in control provisions, and other conditions. The Committee periodically reviews the competitiveness of its severance and change in control arrangements when the employment agreements with the Named Executive Officers near the end of their stated terms.

Separation benefits described below provide benefits to ease a Named Executive Officer’s transition due to an unexpected employment termination by the Company due to on-going changes in the Company’s employment needs. The Named Executive Officers are eligible for the benefits and payments if their employment terminates for various reasons or as a result of a change in control of Deckers. Separation benefits include cash payments and other benefits in an amount the Company believes is appropriate, taking into account the time it is expected to take a separated executive to find another job. Separation benefits are intended to ease the consequences to the executive of an unexpected termination of employment. The Company benefits by requiring a general release, non-competition and non-solicitation provisions in connection with the individual separation agreements.

The Company considers it likely that it will take more time for higher-level employees to find new employment commensurate with their prior experience, and therefore senior management generally are paid severance for a longer period. Additional payments may be approved by the Committee in some circumstances as a result of negotiation with executives, especially where the Company desires particular post-separation terms regarding non-disparagement, cooperation with litigation, non-competition or non-solicitation.

The employment agreement for each executive specifically details various provisions for benefits and cash payments in the event of a separation. Generally, these agreements specify conditions and benefits within the following categories: death, disability, termination by the Company for cause; termination by the executive without good reason; termination by the executive with good reason and termination by the Company without cause.

The Company also has change in control provisions in the equity compensation awards granted to the Named Executive Officers. In general, these arrangements provide for benefits upon a termination of the executive’s employment in connection with a change in control, although a portion of the benefits are triggered solely upon the occurrence of a change in control of the Company. These arrangements are intended to preserve morale and productivity and encourage retention in the face of the disruptive impact of a change in control of the Company. In addition, change in control benefits encourage the Named Executive Officers to remain focused on the business and interest of our stockholders when considering strategic alternatives. Based on a competitive analysis of the change in control arrangements maintained by the corporations in the Company’s Peer Group, the Committee believes that these benefits are customary among the Company’s Peer Group for executives in similar positions as the Named Executive Officers.

Please refer to the discussion on page 19 under “Potential Payments Upon Termination or Change of Control” for a more detailed discussion of the severance and change in control arrangements.

Tax and Accounting Implications

Deductibility of Executive Compensation

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), a public company generally will not be entitled to a deduction for non-performance-based compensation paid to certain executive officers to the extent such compensation exceeds $1.0 million. Special rules apply for “performance-based” compensation, including the approval of the performance goals by the stockholders of the Company.

The Company has not adopted any formal policy with respect to Section 162(m) of the Code. However, the Committee generally structures compensation to be deductible and considers cost and value to the Company in making compensation decisions that would result in non-deductibility. The Board has on occasion made decisions resulting in non-deductible compensation. The Committee and the Board believe that these payments were appropriate and in the best interests of the Company and its stockholders.

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, the Company began accounting for share-based awards including its NSUs and stock options in accordance with the requirements of Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment.”

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis require by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Gene E. Burleson, Chairman
John M. Gibbons
Rex A. Licklider
Daniel L. Terheggen
John G. Perenchio
Maureen Conners

The Report of the Compensation Committee on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

SUMMARY COMPENSATION TABLE

The following table sets forth, for the year ended December 31, 2006, the reportable compensation paid or awarded to the Named Executive Officers.

						Non-Equity
				Stock	Option	Incentive Plan	All Other
		Salary		Awards	Awards	Compensation	Compensation
Name and Principal Position	Year	($)		($)(1)	($)(2)	($)(3)	($)(4)

Angel R. Martinez Chief Executive Officer and President	2006	$500,000		$477,109	$—	$850,000	$—
Zohar Ziv Chief Financial Officer and Executive Vice President of Finance and Administration	2006	248,110	(5)	138,014	—	251,250	15,856	(6)
Constance X. Rishwain President of the Simple & Ugg Divisions	2006	225,000		70,250	66,520	421,875	—
Colin G. Clark Vice President of International Operations	2006	225,000		61,232	—	253,125	24,000
Patrick C. Devaney Senior Vice President and Vice President Global Sourcing, Production and Development	2006	200,000		70,250	61,880	201,000	—

(1)	The amounts in this column are calculated based on provisions of FAS 123(R). See note 1(h) of the consolidated financial statements of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 regarding assumptions underlying valuation of equity awards.

(2)	The amounts in this column are calculated based on provisions of FAS 123(R). See note 6 of the consolidated financial statements of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 regarding assumptions underlying valuation of equity awards.

(3)	The amounts in this column reflect the cash awards to the named individuals under the Annual Incentive Plan, which is discussed in further detail on page 12 under the heading “Annual Non-Equity Incentive Plan Compensation.”

(4)	The amounts in this column reflect, for each respective executive, a housing allowance for relocation paid by the Company to the executives, except as noted in footnote (6) below.

(5)	The amount of Mr. Ziv’s salary is prorated based on his effective date of employment, which was March 6, 2006.

(6)	In addition to the item noted in footnote (4) above, the amount shown in column (g) for Mr Ziv includes $1,200 received as a matching contribution paid by the Company pursuant to the 401(k) defined contribution plan, which is more fully described on page 14 under the heading “Perquisites and Other Personal Benefits.”

GRANTS OF PLAN BASED AWARDS IN 2006

The following table sets forth all grant of plan-based awards made to the Named Executive Officers during the fiscal year ended December 31, 2006. For further discussion regarding the grants, see above under “— Compensation Discussion and Analysis.”

										Grant Date
			Estimated Future Payouts Under				Estimated Future Payouts Under			Fair Value
			Non-Equity Incentive Plan Awards				Equity Incentive Plan Awards(1)			of Stock
	Grant		Threshold	Target	Maximum		Threshold	Target	Maximum	Awards
Name	Date		($)	($)	($)		(#)	(#)	(#)	($)

Angel R. Martinez			$75,000	$500,000	$750,000	(2)
	12/21/2006	(3)					9,000	12,000	12,000	698,400
Zohar Ziv			25,125	167,500	251,250
	3/10/2006	(4)					N/A	14,500	N/A	514,750
	6/23/2006	(5)					4,500	6,000	6,000	223,200
	12/21/2006	(3)					4,500	6,000	6,000	349,200
Constance X. Rishwain			14,063	225,000	337,500	(2)
	12/21/2006	(3)					4,500	6,000	6,000	349,200
Colin G. Clark			14,063	225,000	337,500
	12/21/2006	(3)					4,500	6,000	6,000	349,200
Patrick C. Devaney			20,100	134,000	201,000
	12/21/2006	(3)					4,500	6,000	6,000	349,200

(1)	All grants are under the 2006 Plan except for Mr. Ziv’s March 10, 2006 grant, which is under the 1993 Plan.

(2)	The amounts shown here are the designated maximum plan awards; however, in some cases, the actual amounts paid exceeded the maximum amounts designated. Refer to page 13 for further discussion on actual amounts paid to Named Executive Officers.

(3)	The number of NSUs awarded in the 2006 annual grant was based on the executive’s respective level within the Company. The target number was based on achievement of Company performance measures for 2007.

(4)	This number of NSUs was granted as a sign-on bonus and was not based on performance. These will automatically vest if a change of control occurs.

(5)	The number of NSUs awarded, effectively the 2005 annual grant, was based on the executive’s respective level within the Company. The target number was based on achievement of Company performance measures for 2006.

OUTSTANDING EQUITY AWARDS AT 2006 FISCAL YEAR END

The following table sets forth equity awards of the Named Executive Officers outstanding as of December 31, 2006.

	Options Awards				Stock Awards
					Number of		Market
					Stock		Value of
	Number of Securities		Option		Awards		Units of
	Underlying Unexercised		Exercise	Option	That Have		Stock That
	Options (1) (#)		Price	Expiration	Not Vested		Have Not
Name	Exercisable	Unexercisable	($)	Date(1)(2)	(#)		Vested ($)(3)

Angel R. Martinez	—	—	—	—	74,000	(4)	$4,436,300
Zohar Ziv	—	—	—	—	26,500	(5)	1,588,675
Constance X. Rishwain	4,000	4,000	$19.00	12/5/2013	15,180	(6)	910,041
Colin G. Clark	—	—	—	—	17,000	(7)	1,019,150
Patrick C. Devaney	8,000	—	$4.30	9/20/2012	15,180	(8)	910,041
	4,000	4,000	$19.00	12/5/2013

(1)	All options were granted on the date that is ten years before their respective expiration dates set forth below.

(2)	Options vest in five equal installments starting with 20% on the date of grant and 20% on each of the four anniversaries thereafter.

(3)	The market value was based on the close price of the Company’s Common Stock on December 31, 2006 of $59.95.

(4)	Consists of: (i) 50,000 nonvested stock units granted on April 11, 2005, which shares vest in equal quarterly installments starting in April 2008, (ii) 12,000 nonvested stock units granted on December 2, 2005, which shares vest in equal quarterly installments starting March 31, 2009, and (iii) 12,000 nonvested stock units granted on December 21, 2006, which shares vest in equal quarterly installments starting March 31, 2010.

(5)	Consists of: (i) 14,500 nonvested stock units granted on March 10, 2006, which shares vest in equal quarterly installments starting on March 31, 2009, (ii) 6,000 nonvested stock units granted on June 23, 2006, which shares vest in equal quarterly installments starting on March 31, 2009, and (iii) 6,000 nonvested stock units granted on December 21, 2006, which shares vest in equal quarterly installments starting on March 31, 2010.

(6)	Consists of: (i) 3,180 nonvested stock units granted on December 20, 2004, which shares vest in equal quarterly installments starting on March 31, 2008, (ii) 6,000 nonvested stock units granted on December 2, 2005, which shares vest in equal quarterly installments starting on March 31, 2009, and (iii) 6,000 nonvested stock units granted on December 21, 2006, which shares vest in equal quarterly installments starting on March 31, 2010.

(7)	Consists of: (i) 5,000 nonvested stock units granted on September 16, 2005, which shares vest in equal quarterly installments starting on March 31, 2009, (ii) 6,000 nonvested stock units granted on December 2, 2005, which shares vest in equal quarterly installments starting on March 31, 2009, and (iii) 6,000 nonvested stock units granted on December 21, 2006, which shares vest in equal quarterly installments starting on March 31, 2010.

(8)	Consists of: (i) 3,180 nonvested stock units granted on December 20, 2004, which shares vest in equal quarterly installments starting on March 31, 2008, (ii) 6,000 nonvested stock units granted on December 2, 2005, which shares vest in equal quarterly installments starting on March 31, 2009, and (iii) 6,000 nonvested stock units granted on December 21, 2006, which shares vest in equal quarterly installments starting on March 31, 2010.

2006 OPTION EXERCISES AND STOCK VESTED

The following table provides information, for the Named Executive Officers, regarding stock option exercises during 2006, including the number of shares acquired upon exercise and the value realized, before payment of any applicable withholding tax and broker commissions. None of the Named Executive Officers acquired any shares of stock due to vesting of nonvested stock units in 2006.

	Option Awards		Stock Awards
	Number of		Number of
	Shares		Shares	Value
	Acquired on	Value Realized	Acquired on	Realized
	Exercise	on Exercise	Vesting	on Vesting
Name of Executive	(#)	($)	(#)	($)

Angel R. Martinez	—	$—	—	—
Zohar Ziv	—	—	—	—
Constance X. Rishwain	18,000	627,813	—	—
Colin G. Clark	—	—	—	—
Patrick C. Devaney	9,000	164,000	—	—

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

As of December 31, 2006, the Company had entered into employment agreements with each of the Named Executive Officers. The information below describes certain compensation and benefits that would have become payable or earned under these existing contractual arrangements.

As used in the following paragraphs, (1) Cause means (i) any willful breach of duty by the executive in the course of their employment or continued violation of written Company employment policies after written notice of such violation, (ii) violation of the Company’s insider trading policies, (iii) conviction of a felony or any crime involving fraud, theft, embezzlement, dishonesty or moral turpitude, (iv) engaging in activities which materially defame the Company, engaging in conduct which is material injurious to the Company or its affiliates, or any of their respective customer or supplier relationships, financially or otherwise, or (v) the executive’s gross negligence or incapacity to perform duties, excluding total disability, (2) Good Reason means the occurrence of a material breach of the employment agreement by the Company, which breach is not cured within 15 calendar days after written notice thereof is received by the Company, or in the event of a Change of Control, a reduction of total compensation, benefits, and perquisites, relocation greater than 50 miles, or a material change in position or duties, and (3) Change of Control means if there is a merger, consolidation, sale of all or a major portion of the assets of the Company (or a successor organization) or similar transaction or circumstance where any person or group (other than Douglas B. Otto) acquires or obtains the right to acquire, in one or more transactions, beneficial ownership of more than 50% of the outstanding shares of any class of voting stock of the Company (or a successor organization).

Angel R. Martinez, President and Chief Executive Officer

Effective April 11, 2005, the Company entered into an employment agreement with Angel R. Martinez. Mr. Martinez’s employment with the Company is “at will,” but the term of his employment agreement ends December 31, 2008.

If Mr. Martinez is terminated by the Company for Cause, or Mr. Martinez terminates his employment, other than for Good Reason, Mr. Martinez or his beneficiaries will be entitled to payment of his accrued base salary, payment for his accrued vacation, reimbursement for certain expenses, receipt of accrued and vested benefits under the Company’s plans or programs and other benefits required to be paid by law, payment of any accrued but unpaid incentive bonus for the prior fiscal year and the right to exercise all vested unexercised stock options and NSUs outstanding as of the termination date. If Mr. Martinez is terminated due to his death or total disability, in addition to those rights described in the first sentence of this paragraph, Mr. Martinez will be entitled to full acceleration of his initial grant of 50,000 NSUs. If Mr. Martinez is terminated by the Company without Cause or Mr. Martinez terminates his employment for Good Reason, in addition to those rights described in the first two sentences of this paragraph, Mr. Martinez will be entitled to payment of his base salary for one year following his termination, subject to Mr. Martinez signing a release, and receipt of health benefits for a period of one year following his termination or his attainment of alternative employment that provides health benefits, whichever is earlier. If Mr. Martinez is terminated within two years of a Change of Control of the Company without Cause or by Mr. Martinez for Good Reason, in addition to those rights described in the first two sentences of this paragraph, Mr. Martinez will be entitled to payment of a pro-rata incentive bonus based on actual performance for the year of termination, payment of two times his annual base salary plus the greater of two times the targeted incentive bonus immediately prior to the termination or two times the average actual incentive bonus for the previous three years, subject to Mr. Martinez signing a release, receipt of health benefits for a period of two years following his termination or his attainment of alternative employment that provides health benefits, whichever is earlier, and full acceleration of his initial grant of 50,000 NSUs.

Zohar Ziv, Chief Financial Officer and Executive Vice President of Finance and Administration

Effective March 6, 2006, the Company entered into an employment agreement with Zohar Ziv. Mr. Ziv’s employment with the Company is “at will,” but the term of his employment agreement ends December 31, 2008.

If Mr. Ziv is terminated by the Company for Cause, or Mr. Ziv terminates his employment, other than for Good Reason, Mr. Ziv or his beneficiaries will be entitled to payment of his accrued base salary, payment for his accrued vacation, reimbursement for certain expenses, receipt of accrued and vested benefits under the Company’s plans or programs and other benefits required to be paid by law, payment of any accrued but unpaid incentive bonus for the prior fiscal year and the right to exercise all vested unexercised stock options and NSUs outstanding as of the termination date. If Mr. Ziv is terminated due to his death or total disability, in addition to those rights described in the first sentence of this paragraph, Mr. Ziv shall be entitled to full acceleration of his initial grant of 14,500 NSUs. If Mr. Ziv is terminated by the Company without Cause or Mr. Ziv terminates his employment for Good Reason, in addition to those rights described in the first two sentences of this paragraph, Mr. Ziv will be entitled to payment of his base salary for one year following his termination, subject to Mr. Ziv signing a release, and receipt of health benefits for a period of one year following his termination or his attainment of alternative employment that provides health benefits, whichever is earlier. If Mr. Ziv is terminated within two years of a Change of Control of the Company without Cause or by Mr. Ziv for Good Reason, in addition to those rights described in the first two sentences of this paragraph, Mr. Ziv will be entitled to payment of a pro-rata incentive bonus based on actual performance for the year of termination, payment of two times his annual base salary plus the greater of two times the targeted incentive bonus immediately prior to the termination or two times the average actual incentive bonus for the previous three years, subject to Mr. Ziv signing a release, receipt of health benefits for a period of one year following his termination or his attainment of alternative employment that provides health benefits, whichever is earlier, and full acceleration of his initial grant of 14,500 NSUs.

Constance X. Rishwain, President of the UGG and Simple Divisions

Effective January 1, 2006, the Company entered into an employment agreement with Constance X. Rishwain. Ms. Rishwain’s employment with the Company is “at will,” but the term of her employment agreement ends December 31, 2007.

If Ms. Rishwain is terminated by the Company for Cause or Ms. Rishwain terminates her employment, other than for Good Reason, Ms. Rishwain or her beneficiaries will be entitled to payment of her accrued base salary, payment for her accrued vacation, reimbursement for certain expenses, receipt of accrued and vested benefits under the Company’s plans or programs and other benefits required to be paid by law, payment of any accrued but unpaid incentive bonus for the prior fiscal year and the right to exercise all vested unexercised stock options and warrants outstanding as of the termination date. If Ms. Rishwain is terminated by the Company due to her death or total disability, in addition to those rights described in the first sentence of this paragraph, Ms. Rishwain shall be entitled to payment of any accrued but unpaid incentive bonus for the current fiscal year based on actual performance. If Ms. Rishwain is terminated by the Company without Cause or Ms. Rishwain terminates her employment for Good Reason, in addition to those rights described in the first two sentences of this paragraph, Ms. Rishwain will be entitled to payment of her base salary for six months following her termination, subject to Ms. Rishwain signing a release, and receipt of health benefits for a period of six months following her termination or her attainment of alternative employment that provides health benefits, whichever is earlier. If Ms. Rishwain is terminated within two years of a Change of Control of the Company without Cause or by Ms. Rishwain for Good Reason, in addition to those rights described in the first two sentences of this paragraph, Ms. Rishwain will be entitled to payment of a pro-rata incentive bonus based on actual performance for the year of termination, payment of one and one-half times her annual base salary plus the greater of one and one-half times the targeted incentive bonus immediately prior to the termination or two times the average actual incentive bonus for the previous three years, subject to Ms. Rishwain signing a release, receipt of health benefits for a period of eighteen months following her termination or her attainment of alternative employment that provides health benefits, whichever is earlier.

Colin G. Clark, Senior Vice President of International

Effective January 1, 2006, the Company entered into an employment agreement with Colin G. Clark. Mr. Clark’s employment with the Company is “at will,” but the term of his employment agreement ends December 31, 2007.

If Mr. Clark is terminated by the Company for Cause or Mr. Clark terminates his employment, other than for Good Reason, Mr. Clark or his beneficiaries will be entitled to payment of his accrued base salary, payment for his accrued vacation, reimbursement for certain expenses, receipt of accrued and vested benefits under the Company’s plans or programs and other benefits required to be paid by law, payment of any accrued but unpaid incentive bonus for the prior fiscal year and the right to exercise all vested unexercised stock options and warrants outstanding as of the termination date. If Mr. Clark is terminated by the Company due to his death or total disability, in addition to those rights described in the first sentence of this paragraph, Mr. Clark shall be entitled to payment of any accrued but unpaid incentive bonus for the current fiscal year based on actual performance. If Mr. Clark is terminated by the Company without Cause or Mr. Clark terminates his employment for Good Reason, in addition to those rights described in the first two sentences of this paragraph, Mr. Clark will be entitled to payment of his base salary for six months following his termination, subject to Mr. Clark signing a release, and receipt of health benefits for a period of six months following his termination or his attainment of alternative employment that provides health benefits, whichever is earlier. If Mr. Clark is terminated within two years of a Change of Control of the Company without Cause or by Mr. Clark for Good Reason, in addition to those rights described in the first two sentences of this paragraph, Mr. Clark will be entitled to payment of a pro-rata incentive bonus based on actual performance for the year of termination, payment of one and one-half times his annual base salary plus the greater of one and one-half times the targeted incentive bonus immediately prior to the termination or one and one-half times the average actual incentive bonus for the previous three years, subject to Mr. Clark signing a release, receipt of health benefits for a period of eighteen months following his termination or his attainment of alternative employment that provides health benefits, whichever is earlier.

Patrick C. Devaney, Senior Vice President of Global Sourcing, Production and Development

Effective January 1, 2006, the Company entered into an employment agreement with Patrick C. Devaney. Mr. Devaney’s employment with the Company is “at will,” but the term of his employment agreement ends December 31, 2007.

If Mr. Devaney is terminated by the Company for Cause or Mr. Devaney terminates his employment, other than for Good Reason, Mr. Devaney or his beneficiaries will be entitled to payment of his accrued base salary, payment for his accrued vacation, reimbursement for certain expenses, receipt of accrued and vested benefits under the Company’s plans or programs and other benefits required to be paid by law, payment of any accrued but unpaid incentive bonus for the prior fiscal year and the right to exercise all vested unexercised stock options and warrants outstanding as of the termination date. If Mr. Devaney is terminated by the Company due to his death or total disability, in addition to those rights described in the first sentence of this paragraph, Mr. Devaney shall be entitled to payment of any accrued but unpaid incentive bonus for the current fiscal year based on actual performance. If Mr. Devaney is terminated by the Company without Cause or Mr. Devaney terminates his employment for Good Reason, in addition to those rights described in the first two sentences of this paragraph, Mr. Devaney will be entitled to payment of his base salary for six months following his termination, subject to Mr. Devaney signing a release, and receipt of health benefits for a period of six months following his termination or his attainment of alternative employment that provides health benefits, whichever is earlier. If Mr. Devaney is terminated within two years of a Change of Control of the Company without Cause or by Mr. Devaney for Good Reason, in addition to those rights described in the first two sentences of this paragraph, Mr. Devaney will be entitled to payment of a pro-rata incentive bonus based on actual performance for the year of termination, payment of one and one-half times his annual base salary plus the greater of one and one-half times the targeted incentive bonus immediately prior to the termination or two times the average actual incentive bonus for the previous three years, subject to Mr. Devaney signing a release, receipt of health benefits for a period of eighteen months following his termination or his attainment of alternative employment that provides health benefits, whichever is earlier.

A summary of payments and benefits that would be provided by the Company in addition to amounts accrued for unpaid base salary, vacation pay, incentive bonus and reimbursable expenses, if the termination or change of control had occurred on December 31, 2006 (based on the closing price of Common Stock on December 29, 2006 of $59.95), given the Named Executive Officers’ compensation and service levels as of such date is as follows:

		Upon Termination:		Upon Change of
		By the		Control and
		Company		Termination by
		Without Cause		the Company
		or by		Without Cause or
	Type of Compensation	Executive for	For Death or	by Executive for
Name	or Benefit	Good Reason	Disability	Good Reason

Angel R. Martinez	cash payments	$500,000	$—	$2,000,000
	value of health benefits	16,000	—	32,000
	value of NSUs	2,997,500	2,997,500	2,997,500
	value of excise tax gross-up	—	—	899,500

		3,513,500	2,997,500	5,929,000

Zohar Ziv	cash payments	300,000	—	935,000
	value of health benefits	16,000	—	16,000
	value of NSUs	869,275	—	869,275
	value of excise tax gross-up	—	—	300,855

		1,185,275	—	2,121,130

Constance X. Rishwain	cash payments	112,500	—	1,169,500
	value of health benefits	8,000	—	24,000
	value of excise tax gross-up	—	—	188,900

		120,500	—	1,382,400

Colin G. Clark	cash payments	112,500	—	675,000
	value of health benefits	5,500	—	16,500
	value of excise tax gross-up	—	—	90,000

		118,000	—	781,500

Patrick C. Devaney	cash payments	100,000	—	648,000
	value of health benefits	5,500	—	16,500
	value of excise tax gross-up	—	—	89,600

		105,500	—	754,100

No additional payments or benefits would be provided by the Company if the termination occurred by the Company for Cause or by the executive without Good Reason.

DIRECTOR COMPENSATION

Directors who are not employees of the Company or its subsidiaries (“Nonemployee Directors”) receive an annual retainer of $20,000 in cash and 1,600 shares of Common Stock per year, which awards are made at a rate of 400 shares per quarter. Additionally, Nonemployee Directors receive $1,500 for each meeting of the Board and each committee meeting that they attend plus reimbursement of any expenses they may incur with respect to such meetings. The Audit Committee Chairman receives an additional annual retainer fee of $12,000 and the Committee Chairmen for the Compensation Committee and the Corporate Governance and Nominating Committee each receive an annual retainer fee of $4,000. Directors who are employees of the Company or its subsidiaries serve as directors without compensation.

		Fees Earned	Stock Awards(1)		Total
Name	Year	($)	($)		($)

John M. Gibbons	2006	$56,000	$71,196	(2)	$127,196
Director
Gene E. Burleson	2006	48,000	71,196	(2)	119,196
Director
Rex A. Licklider	2006	42,000	71,196	(2)	113,196
Director
Daniel L. Terheggen(3)	2006	38,000	71,196	(2)	109,196
Director
John G. Perenchio	2006	30,500	71,196	(2)	101,696
Director
Maureen Conners	2006	11,000	23,804	(4)	34,804
Director
Douglas B. Otto(5)	2006	N/A	N/A		N/A
Chairman of the Board

(1)	As of December 31, 2006, the amount of outstanding equity held by each director was as follows: Mr. Gibbons had 2,000 options that were vested and outstanding; Mr. Licklider had 6,000 options that were vested and outstanding; and Mr. Otto had 380,000 options that were outstanding, 375,000 of which were vested, and 4,240 nonvested stock units outstanding.

(2)	Represents grants of 400 shares of Common Stock at a per share price of $31.93 on January 31, 2006, 400 shares of Common Stock at a per share price of $43.24 on May 5, 2006, 400 shares of Common Stock at a per share price of $43.31 on July 28, 2006, and 400 shares of Common Stock at a per share price of $59.51 on December 28, 2006.

(3)	Mr. Terheggen will resign his position as outside director of the Company, effective as of the date of the Annual Meeting.

(4)	Represents a grant of 400 shares of Common Stock at a per share price of $59.51 on December 28, 2006.

(5)	Mr. Otto received a salary of $52,000 as an employee of the Company. He did not receive any compensation as a director in 2006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, certain information concerning the shares of Common Stock beneficially owned by (i) each person who is a Named Executive Officer in the Summary Compensation Table; (ii) each director and director nominee; (iii) all executive officers and directors as a group (fifteen persons); and (iv) each person known by the Company to be the beneficial owner of more than 5% of our Common Stock (other than directors, executive officers and depositaries).

	Amount and Nature of
Name and Address of Beneficial Owner(1)	Beneficial Ownership(2),(3),(4)	Percent of Class(3)

Named Executive Officers
Angel R. Martinez	9,900	*
Zohar Ziv	1,000	*
Constance X Rishwain	—	*
Colin G. Clark	—	*
Patrick C. Devaney	14,740	*
Directors and Director Nominees
Douglas B. Otto(5)	548,822	4.2%
Angel R. Martinez	9,900	*
Rex A. Licklider(6)	217,908	1.7%
Gene E. Burleson	57,939	*
John M. Gibbons(7)	14,029	*
Daniel L. Terheggen	4,271	*
John G. Perenchio	14,000	*
Maureen Conners	800	*
All directors and executive officers as a group (fifteen persons)	899,864	6.9%
5% Stockholders
FMR Corp.(8)	1,884,300	14.9%
Barclays Global Investors Japan Limited(9)	730,378	5.8%

*	Percentage of shares beneficially owned does not exceed 1% of the class so owned.

(1)	The address of each beneficial owner is 495-A South Fairview Avenue, Goleta, California 93117, unless otherwise noted.

(2)	Unless otherwise noted, the Company believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by them, subject to community property laws, where applicable.

(3)	Pursuant to Rule 13d-3(d) (1) of the Exchange Act, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable on or before the date that is 60 days after the Record Date are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by any other person listed.

(4)	Includes shares under stock options that are presently exercisable or are exercisable within 60 days from the Record Date for the following: Douglas B. Otto — 375,000; Patrick C. Devaney — 12,000; Rex A. Licklider — 4,000; John M. Gibbons — 2,000; and all directors and executive officers as a group — 399,700.

(5)	Includes (a) 94,672 shares held by the Douglas B. Otto Trust as to which Mr. Otto has sole voting and investment power and (b) 79,150 shares held by the Edgecliff Foundation, a charitable foundation formed by Mr. Otto, of which Mr. Otto is the Chairman of the Board of Directors.

(6)	Includes 213,908 shares held by the Licklider Living Trust as to which Mr. Licklider has joint voting and investment power.

(7)	Includes 12,029 shares held by the Gibbons Living Trust as to which Mr. Gibbons has joint voting and investment power.

(8)	Includes 3,700 shares held by FMR Corp., as to which the beneficial owners have sole voting power and 1,884,300 shares as to which the beneficial owners have sole dispositive power. This information is based solely on a Schedule 13G filed by the party on February 14, 2007 whose business address is 82 Devonshire Street, Boston, MA 02109.

(9)	Includes 692,090 shares held by Barclays Global Investors Japan Limited, as to which the beneficial owners have sole voting power and 730,378 shares as to which the beneficial owners have sole dispositive power. This information is based solely on a Schedule 13G filed by the party on January 9, 2007 whose business address is Ebisu Prime Square Tower 8th Floor, 1-1-39 Hiroo Shibuya-Ku, Tokyo 150-8402 Japan.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is currently composed of three directors, each of whom meets the independence and experience requirements under the NASDAQ rules and the independence requirements of the SEC.

Management is responsible for the preparation of the Company’s financial statements and financial reporting process including its system of internal controls. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing (i) an opinion on whether the Company’s financial statements present fairly, in all material respects, the Company’s financial position and results of operations for the periods presented in conformity with accounting principles generally accepted in the United States and (ii) an opinion on whether management’s assessment that the Company maintained effective internal control over financial reporting as of December 31, 2006, is fairly stated, in all material respects, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Audit Committee’s responsibility is to monitor and oversee these processes. The Board of Directors has determined that John M. Gibbons, the Chairman of the Audit Committee, is an audit committee financial expert and is independent.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2006 consolidated financial statements and obtained from management their representation that the Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), which includes, among other items, information regarding the conduct of the audit of the Company’s consolidated financial statements. The Audit Committee also received written disclosures from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with KPMG LLP that firm’s independence from the Company and its management. The Audit Committee has further considered the compatibility of the services provided by KPMG LLP with that firm’s independence.

The Audit Committee operates under a written charter, which was adopted by the Board and is assessed annually for adequacy by the Audit Committee. The Audit Committee held eight meetings during fiscal 2006, including meetings with the independent registered public accounting firm and the Company’s internal auditor, both with and without management present. In performing its functions, the Audit Committee acts only in an oversight capacity. It is not the responsibility of the Audit Committee to determine that the Company’s financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls. Nor is it the duty of the Audit Committee to determine that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s registered public accounting firm is independent.

Based upon the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2006, to be filed with the SEC.

THE AUDIT COMMITTEE

John M. Gibbons, Chairman
Gene E. Burleson
Rex A. Licklider

The Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Certain Relationships and Related Transactions

Transactions with Directors

Daniel L. Terheggen, a member of the Company’s Board of Directors, is a 50% owner and Chief Executive Officer of BHPC Global Licensing, Inc. The Company paid BHPC Global Licensing, Inc. an aggregate of approximately $79,000 for agency fees related to licensing of the Company’s products during 2006 and the unpaid balance at December 31, 2006 was $56,000.

Limitation of Liability and Indemnification of Directors and Officers

Our Certificate of Incorporation and Bylaws provide that we shall indemnify directors and executive officers to the fullest extent now or hereafter permitted by the Delaware General Corporation Law (the “DGCL”). In addition, we entered into Indemnification Agreements with our directors and executive officers in which we agree to indemnify such persons to the fullest extent now or hereafter permitted by the DGCL.

We have obtained a liability policy for our directors and officers as permitted by the DGCL which extends to, among other things, liability arising under the Securities Act of 1933, as amended.

We maintain an insurance policy pursuant to which our directors and officers are insured, within the limits and subject to the limitations of the policy, against specified expenses in connection with the defense of claims, actions, suits or proceedings, and liabilities which might be imposed as a result of such claims, actions, suits or proceedings, that may be brought against them by reason of their being or having been directors or officers.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who own more than 10% of the Common Stock (collectively “Section 16 Persons”) to file initial reports of ownership (Forms 3) and reports of changes in ownership of Common Stock (Forms 4 and Forms 5) with the SEC as well as the Company.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and representations from each Section 16 Person known to the Company that no other reports were required, during the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to its Section 16 Persons were complied with except that:

(i) Peter K. Worley filed a Form 4 on May 31, 2006, which reported a transaction that was due to be reported on March 22, 2006;

(ii) John A. Kalinich filed a Form 4 on December 15, 2006, which reported transactions that were due to be reported on November 29, 2006;

(iii) Janice M. Howell filed a Form 4 on November 16, 2006, which reported transactions that were due to be reported on November 15, 2006;

(iv) Janice M. Howell filed a Form 4 on December 8, 2006, which reported transactions that were due to be reported on December 7, 2006; and

(v) Colin G. Clark, Patrick C. Devaney, Janice M. Howell, John A. Kalinich, Angel R. Martinez, Constance X. Rishwain, Peter K. Worley and Zohar Ziv each filed a Form 4 on January 26, 2007, which reported a transaction that was due to be reported on December 26, 2006.

PROPOSAL NO. 2

AMENDMENT TO THE 2006 EQUITY INCENTIVE PLAN

The stockholders are being asked to approve an amendment to the 2006 Equity Incentive Plan (the “2006 Plan”). The Board of Directors adopted the 2006 Plan on March 27, 2006 to replace the Deckers Outdoor Corporation 1993 Employee Stock Incentive Plan, and the 2006 Plan was subsequently approved by the stockholders at the 2006 Annual Meeting of Stockholders. As of the Record Date, NSUs with respect to 82,950 shares were outstanding under the 2006 Plan and 1,910,250 shares remained available for future grants.

Reason for the Proposal

The Board of Directors believes that the continued growth of the Company depends, in large part, upon its ability to attract and motivate key employees and directors, and that stock incentive awards are an important means of attracting, retaining and motivating talented personnel. The Board approved the 2006 Plan because it believes that the best means for aligning the interests of employees and stockholders is through equity incentives and encouraging ownership in the Company by its employees and directors. The Company is proposing to amend the 2006 Plan in the manner described below in order to further align these interests and to make several administrative improvements to the 2006 Plan that the Company believes are in the best interests of its stockholders.

Summary of Proposed Amendment to the 2006 Equity Incentive Plan

The full text of the amendment to the 2006 Plan (the “Amendment”) is attached to this Proxy Statement at Appendix A, and the full text of the 2006 Plan is attached as Appendix A to the proxy statement for our 2006 Annual Meeting of Stockholders. The following discussion is qualified in its entirety by reference to the Amendment and to the 2006 Plan. The key provisions of the Amendment are as follows:

1. To require that awards under the 2006 Plan to our non-employee directors be administered by an independent committee of the Board of Directors.

2. To prohibit repricing of option awards made under the 2006 Plan.

3. To require a minimum restriction of one year in the case of performance-based awards and of three years in the case of tenure awards under the 2006 Plan.

4. To permit a term of greater than ten years for awards or grants under the 2006 Plan, other than Incentive Stock Options.

5. To eliminate the discretionary authority of the administrator of the 2006 Plan to adjust the number of shares or price of an award or grant under the 2006 Plan in the event of a change in the capitalization of the Company.

Description of the 2006 Equity Incentive Plan as Proposed to be Amended

A copy of the proposed Amendment to the 2006 Plan is attached to this Proxy Statement as Appendix A, and a copy of the 2006 Plan in its current unamended form is attached as Appendix A to the proxy statement for our 2006 Annual Meeting of Stockholders and is also available from the Company upon request. The following description of the 2006 Plan as proposed to be amended is a summary and is qualified by reference to the complete text of the 2006 Plan and the Amendment.

Background and Purpose.  The primary purpose of the 2006 Plan is to encourage ownership in our Company by key personnel, whose long-term service is considered essential to our continued progress, thereby linking these employees directly to stockholder interests through increased stock ownership.

Eligible Participants.  Awards may be granted under the 2006 Plan to any of our employees, directors, or consultants or those of our affiliates, except that an incentive stock option may only be granted to a person who, at the time of the grant, is an employee of us or a related corporation. As of the Record Date, all employees and non-employee directors were eligible to participate.

Number of Shares of Common Stock Available.  A total of 2,000,000 shares of our Common Stock are reserved for issuance under the 2006 Plan. The maximum aggregate number of shares that may be issued under the 2006 Plan through the exercise of incentive stock options is 1,500,000. If an award is cancelled, terminates, expires, or lapses for any reason without having been fully exercised or vested, or is settled for less than the full number of shares of Common Stock represented by such award actually being issued, the unvested, cancelled, or unissued shares of Common Stock generally are returned to the available pool of shares reserved for issuance under the 2006 Plan. Under the currently effective 2006 Plan, if we experience a stock dividend, reorganization, or other change in our capital structure, the administrator may, in its sole discretion, adjust the number of shares available for issuance under the 2006 Plan and any outstanding awards as appropriate to reflect the stock dividend or other change. The share number limitations included in the 2006 Plan are also adjusted appropriately upon such event. If the Amendment is approved by the stockholders, the administrator will continue to have the power to make such adjustments but will no longer have sole discretion for making such adjustments.

Administration of the 2006 Plan.  The 2006 Plan is administered by the Board or the Compensation Committee of the Board. In the case of awards intended to qualify as “performance-based-compensation” excludable from the deduction limitation under Section 162(m) of the Code, the 2006 Plan requires that the committee administering the 2006 Plan consist of two or more “outside directors” within the meaning of Section 162(m). If the proposed Amendment is approved by the stockholders, then the 2006 will further require that any discretionary awards under the 2006 Plan to the non-employee directors be administered by an independent committee of the Board

The administrator has the authority to, among other things, select the individuals to whom awards will be granted and to determine the type of award to grant; determine the terms of the awards, including the exercise price, the number of shares subject to each award, the exercisability of the awards, and the form of consideration payable upon exercise; to provide for a right dividends or dividend equivalents; and to interpret the 2006 Plan and adopt rules and procedures relating to administration of the 2006 Plan. Except to the extent prohibited by any applicable law, the administrator may delegate to one or more individuals the day-to-day administration of the 2006 Plan.

Award Types

Options.  A stock option is the right to purchase shares of our Common Stock at a fixed exercise price for a fixed period. An option under the 2006 Plan may be an incentive stock option or a nonstatutory stock option. The exercise price of an option granted under the 2006 Plan must be at least equal to the fair market value of our Common Stock on the date of grant. In addition, the exercise price for any incentive stock option granted to any employee owning more than 10% of our Common Stock may not be less than 110% of the fair market value of our Common Stock on the date of grant.

Unless the administrator determines to use another method, the fair market value of our Common Stock on the date of grant will be determined as the closing price for our Common Stock on the date the option is granted (or if no sales are reported that day, the last preceding day on which a sale occurred), using a reporting source selected by the administrator. As of April 4, 2007, the closing price on the NASDAQ Global Select Market for our Common Stock was $71.31 per share. The administrator determines the acceptable form of consideration for exercising an option, including the method of payment, either through the terms of the option agreement or at the time of exercise of an option, provided that consideration must have a value of not less than the par value of the shares to be issued and must be actually received before issuing any shares. The 2006 Plan permits payment in the form of cash, check or wire transfer, other shares of Common Stock of the Company, cashless exercises, any other form of consideration and method of payment permitted by applicable laws, or any combination thereof.

An option granted under the 2006 Plan generally cannot be exercised until it becomes vested. The administrator establishes the vesting schedule of each option at the time of grant and the option will expire at the times established by the administrator. After termination of the optionee’s service, he or she may exercise his or her option for the period stated in the option agreement, to the extent the option is vested on the date of termination. If termination is due to death or disability, the option generally will remain exercisable for twelve months following such termination. In all other cases, the option generally will remain exercisable for three months. However, an option may never be exercised later than the expiration of its term. Under the currently effective 2006 Plan, the term of any stock option may not exceed ten years, except that with respect to any participant who owns 10% or more of the voting power of all classes of our outstanding capital stock, the term for incentive stock options must not exceed five years. If the stockholders approve the Amendment, the 2006 Plan will authorize the Compensation Committee to provide for awards or grants under the 2006 Plan, other than incentive stock options, with a term longer than ten years, notwithstanding the earlier termination or expiration of the 2006 Plan.

Stock Awards.  Stock awards are awards or issuances of shares of our Common Stock that vest in accordance with terms and conditions established by the administrator. Stock awards include stock units, which are bookkeeping entries representing an amount equivalent to the fair market value of a share of Common Stock, payable in cash, property, or other shares of stock. The administrator may determine the number of shares to be granted, and impose whatever conditions to vesting it determines to be appropriate, including performance criteria and level of achievement versus the criteria that the administrator determines. The criteria may be based on financial performance, personal performance evaluations, and completion of service by the participant. Unless the administrator determines otherwise, shares that do not vest typically will be subject to forfeiture or to our right of repurchase of the unvested portion of such shares at the original price paid by the participant, which we may exercise upon the voluntary or involuntary termination of the awardee’s service with us for any reason, including death or disability.

For stock awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the measures established by the administrator must be qualifying performance criteria. Qualifying performance criteria under the 2006 Plan include any of the following performance criteria, individually or in combination:

•	Quarterly and annual earnings per share growth

•	Quarterly and annual sales levels

•	Quarterly and annual backlog and inventory levels

•	Quarterly and annual brand contribution

•	Achieving expense and shipping targets

•	Achieving targets for bad debt and collectibility measures

•	Any other similar criteria

Qualifying performance criteria may be applied either to the Company as a whole or to a business unit, affiliate, or business segment, individually or in any combination. Qualifying performance criteria may be measured either annually or cumulatively over a period of years, and may be measured on an absolute basis or relative to a pre-established target, to previous years’ results, or to a designated comparison group, in each case as specified by the administrator in writing in the award. If approved by the stockholders, the Amendment will add a further requirement to the 2006 Plan that all performance awards made under the 2006 Plan have a minimum one year restriction and that all tenure based awards have a minimum three year restriction. In addition, as proposed under the Amendment, the administrator would not have discretion to waive this additional proposed restriction, except in the case of death or disability of the person issued the award, or in the case of a change of control of the Company.

Stock Appreciation Rights.  A stock appreciation right is the right to receive the appreciation in the fair market value of our Common Stock in an amount equal to the difference between (a) the fair market value of a share of our Common Stock on the date of exercise, and (b) the exercise price. This amount will be paid, as determined by the administrator, in shares of our Common Stock with equivalent value, cash, or a combination of both. The exercise price must be at least equal to the fair market value of our Common Stock on the date of grant. Subject to these limitations, the administrator determines the exercise price, term, vesting schedule, and other terms and conditions of stock appreciation rights; except that stock appreciation rights terminate under the same rules that apply to stock options.

Cash Awards.  Cash awards confer upon the participant the opportunity to earn future cash payments tied to the level of achievement with respect to one or more performance criteria established by the administrator for a performance period. The administrator will establish the performance criteria and level of achievement versus these criteria, which will determine the target and the minimum and maximum amount payable under a cash award. The criteria may be based on financial performance or personal performance evaluations, or both. For cash awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the measures established by the administrator must be specified in writing and the amount payable as cash under such cash award is limited to $2.0 million.

Other Provisions of the 2006 Plan

Transferability of Awards.  Unless the administrator determines otherwise, the 2006 Plan does not permit the transfer of awards other than by beneficiary designation, will, or by the laws of descent or distribution, and only the participant may exercise an award during his or her lifetime.

Preemptive Rights.  The 2006 Plan provides that no shares will be issued thereunder in violation of any preemptive rights held by any stockholder of the Company.

Adjustments upon Merger or Change in Control.  The 2006 Plan provides that in the event of a merger with or into another corporation or our “change in control,” including the sale of all or substantially all of our assets, and certain other events, our Board or the Committee may, in its discretion, provide for the assumption or substitution of, or adjustment to, each outstanding award; accelerate the vesting of options and stock appreciation rights, and terminate any restrictions on stock awards or cash awards; provide for the cancellation of awards in exchange for a cash payment to the participant; or provide for the cancellation of awards that have not been exercised or redeemed as of the relevant event.

Amendment and Termination of the 2006 Plan.  The administrator has the authority to amend, alter, or discontinue the 2006 Plan, subject to the approval of the stockholders to the extent required by applicable laws. No amendment may impair the rights of any outstanding award without the agreement of the participant.

Certain Federal Income Tax Information

The following is a general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the 2006 Plan. The federal tax laws may change and the federal, state, and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different.

Tax Effects for Participants

Incentive Stock Options.  For federal income tax purposes, an optionee does not recognize taxable income when an incentive stock option is granted or upon its exercise. When an incentive stock option is exercised, however, the difference between the option exercise price and the fair market value of the shares on the exercise date is an adjustment in computing the holder’s alternative minimum taxable income and may be subject to an alternative minimum tax, which is paid if such tax exceeds the optionee’s regular tax for the year.

An optionee who disposes of shares acquired by exercise of an incentive stock option more than two years after the option is granted and one year after its exercise recognizes a long-term capital gain or loss equal to the difference between the sale price and the exercise price. If the holding periods are not met and the sale price exceeds the exercise price, the optionee generally will recognize ordinary income (for which we must withhold the taxes) as of the exercise date equal to the difference between the exercise price and the lower of the sale price of the shares or their fair market value on the exercise date. Any gain or loss recognized on such premature sale of the shares in excess of the amount of ordinary income is characterized as capital gain or loss. If the holding periods are not met and the sale price is less than the exercise price, the option will recognize a capital loss equal to the difference between the exercise price and the sale price.

Nonstatutory Stock Options.  A participant who receives a nonstatutory stock option with an exercise price equal to or greater than the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option, but will realize ordinary income when he or she exercises the option, equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price. Any additional gain or loss recognized upon any later disposition of shares would be capital gain or loss. Any taxable income recognized in connection with an option exercise by an employee or former employee of the Company is subject to tax withholding by us.

Stock Awards.  A participant who receives a stock award that is not subject to a “substantial risk of forfeiture” will recognize ordinary income at the time of grant equal to the difference between the fair market value of the stock on the date of grant less the amount paid for the stock, if any. A restricted stock award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited if the participant ceases to provide services to us. Because of this substantial risk of forfeiture, a participant who receives a stock award that is subject to a “substantial risk of forfeiture” will not recognize ordinary income at the time of grant, but will recognize ordinary income on the date or dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income is measured as the difference between the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture less the amount paid for the stock, if any.

The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the fair market value of the stock on the date of award less the amount paid for the stock, if any, and the capital gain holding period commences on such date. The ordinary income recognized by an employee or former employee will be subject to tax withholding by us. If the stock award consists of stock units, no taxable income is reportable when stock units are granted to a participant or upon vesting. Upon settlement, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the stock units.

Stock Appreciation Rights.  No taxable income is reportable when a stock appreciation right with an exercise price equal to or greater than the fair market value of the stock on the date of grant is granted to a participant or upon vesting. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any shares or cash received. If the participant receives shares upon exercise, any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Cash Awards.  Upon receipt of cash, the recipient will have taxable ordinary income, in the year of receipt, equal to the cash received. Any cash received by an employee or former employee will be subject to tax withholding by us.

Tax Effect for Us.  Unless limited by Section 162(m) or Section 280G of the Code, we generally will be entitled to a tax deduction in connection with an award under the 2006 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a nonstatutory stock option).

Section 162(m) Limits.  Section 162(m) of the Code places a limit of $1 million on the amount of compensation that we may deduct in any one year with respect to the Chief Executive Officer and each of the four other most highly paid executive officers. Certain performance-based compensation is not subject to the deduction limit. The 2006 Plan is qualified such that awards under the Plan may constitute performance-based compensation not subject to Section 162(m) of the Code. One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the

2006 Plan provides that the maximum number of shares for which awards may be made to any employee, in any calendar year, is 1,000,000, except that in connection with his or her initial service, an awardee may be granted awards covering up to an additional 1,000,000 shares. The maximum amount payable pursuant to that portion of a cash award granted under the 2006 Plan for any fiscal year to any employee that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code may not exceed $2,000,000.

Section 409A.  The American Jobs Creation Act of 2004 contains deferred compensation provisions added as Section 409A of the Code. These provisions make compensation deferred under a nonqualified deferred compensation plan taxable on a current basis (or, if later, when vested) and subject to an additional 20% tax, unless certain requirements are met. The 2006 Plan provides that it is the Company’s intent that all awards granted under the 2006 Plan will not cause an imposition of additional taxes provided by Section 409A of the Code, and that the 2006 Plan should be administered so that such taxes are not imposed.

Section 280G Limits.  Section 280G of the Code limits the amount of certain compensation payable upon a change in control of the Company, so-called “parachute payments.” If stock options or other awards vest upon a change in control, or if other payments contingent upon such a change in control are made, the vesting or payment may in whole or in part result in a nondeductible parachute payment. In addition, the recipient of the parachute payment would be subject to a 20% excise tax that we would be required to withhold in addition to federal income tax. The 2006 Plan provides discretion to the Board to provide for the vesting of awards upon a change in control.

Amendment and Termination

The administrator may amend the 2006 Plan at any time or from time to time or may terminate it, but any such amendment shall be subject to the approval of the stockholders in the manner and to the extent required by applicable law, rules, or regulations. Nevertheless, no action by the administrator or the stockholders may alter or impair any option or other type of award under the 2006 Plan, unless mutually agreed otherwise between the holder of the award and the administrator. The 2006 Plan will continue in effect for a term of ten years, unless terminated earlier in accordance with the provisions of the 2006 Plan.

New Plan Benefits

The future benefits or amounts that will be granted under the 2006 Plan are subject to the discretion of the Compensation Committee and, therefore, are not determinable at this time. In addition, the benefits and amounts that would have been received by or allocated to directors, executive officers, directors and our other employees for the last completed fiscal year if the Amendment to the 2006 Plan had been in effect cannot be determined. As disclosed above under the heading “Compensation Discussion and Analysis — Director Compensation,” each current Nonemployee Director of the Company receives as part of his or her annual retainer, a quarterly award under the 2006 Plan of 400 shares of our Common Stock.

The table below reflects awards of nonvested stock units (“NSUs”) and restricted stock awards granted under the 2006 Plan during the fiscal year ended December 31, 2006 to the Named Executive Officers and the other persons and groups shown in the table.

	Nonvested Stock Units			Stock Awards
	Dollar Value of	Number of		Dollar Value of	Number of
Name and Position	Awards(1)	Shares		Awards(1)	Shares

Named Executive Officers
Angel R. Martinez	$719,400	12,000		$—	—
President and Chief Executive Officer
Zohar Ziv	719,400	12,000	(2)	—	—
Chief Financial Officer, Executive Vice
President of Finance and Administration
and Assistant Secretary
Constance X. Rishwain	359,700	6,000		—	—
President of the UGG and Simple Divisions
Colin G. Clark	359,700	6,000		—	—
Senior Vice President, International
Patrick C. Devaney	359,700	6,000		—	—
Senior Vice President of Global Sourcing
Production and Development
All Current Executive Officers as a Group	3,357,200	56,000		—	—
All Non-Executive Directors as a Group				263,780	4,400
All Non-Executive Employees as a Group	1,615,653	26,950		—	—

(1)	Based on the closing price of $59.95 of the Company’s Common Stock on December 31, 2006.

(2)	Consists of two grants: 6,000 NSUs on June 23, 2006 (based on 2006 performance) and 6,000 NSUs on December 21, 2006 (based on 2007 performance).

Vote Required

Approval of the proposed amendment to the 2006 Equity Incentive Plan described in this Proposal No. 2 and in Appendix A attached to this Proxy Statement will require the affirmative vote of the holders of a majority of the shares of outstanding Common Stock present or represented at the Annual Meeting and entitled to vote thereat. In determining whether the proposal has been approved, abstentions will be counted as votes against the proposal and broker non-votes will not be counted as votes for or against the proposal or as votes present and voting on the proposal. Proxies solicited by management for which no specific direction is included will be voted FOR approval of the amendment to the 2006 Equity Incentive Plan.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE
“FOR” PROPOSAL NO. 2 TO APPROVE THE AMENDMENT TO THE
2006 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 3

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the 2006 fiscal year, KPMG LLP provided audit services, which included examination of the Company’s annual consolidated financial statements. The Audit Committee has selected KPMG LLP to provide audit services to the Company and its subsidiaries for the fiscal year ending December 31, 2007. The stockholders are being requested to ratify such selection at the Annual Meeting. A representative of KPMG LLP will attend the Annual Meeting to make any statements he or she may desire and to respond to appropriate stockholder questions.

Although this appointment is not required to be submitted to a vote of the stockholders, the Audit Committee believes it is appropriate as a matter of policy to request that the stockholders ratify the appointment. Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of holders of a majority of the outstanding shares of our Common Stock, present in person or represented by Proxy at the Annual Meeting and entitled to vote. If the stockholders do not ratify the appointment, the Board of Directors and Audit Committee will consider the selection of another independent registered public accounting firm.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE
“FOR” PROPOSAL NO. 3 TO RATIFY THE SELECTION OF KPMG LLP AS THE
COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Audit Fees and All Other Fees

Audit Fees

Fees for audit services totaled approximately $891,000 in 2006 and $932,000 in 2005. The audit fees include fees associated with the internal control attestation related to Section 404 of the Sarbanes-Oxley Act with the remainder of the fees associated with the annual audit, the reviews of the Company’s quarterly reports on Form 10-Q and statutory audits required internationally.

Audit-Related Fees

The Company was not billed for any audit-related fees in 2006 or 2005.

Tax Fees

Fees for tax services, including tax compliance, tax advice and tax planning for income taxes and customs matters, totaled approximately $477,000 in 2006 and $123,000 in 2005.

KPMG LLP has advised the Company that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.

All Other Fees

The Company was not billed for any such fees in 2006 or 2005.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee administers the Company’s engagement of KPMG LLP and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of KPMG LLP, and whether for reasons of efficiency or convenience it is in the best interest of the Company to engage its independent auditor to perform the services. The Audit Committee has determined that performance by KPMG LLP of the non-audit services listed above did not affect their independence.

Prior to engagement, the Audit Committee pre-approves all independent auditor services. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires that those services be submitted to the Audit Committee for specific pre-approval before the Company can engage for them.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated reports any pre-approval decisions to the Audit Committee at its next scheduled meeting.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

The Company’s Bylaws provide that a stockholder seeking to bring business before an annual meeting of stockholders, or to nominate a candidate for election as director at an annual meeting of stockholders, must provide timely advance written notice. To be timely, a stockholder’s notice generally must be received at our principal executive office on or before the date 90 days prior to the scheduled date of the annual meeting or, if it is a later date, on or before the date seven days after the Company first publishes notice of the annual meeting.

In addition, SEC rules provide that a stockholder wishing to include a proposal in the proxy statement for the Company’s 2008 Annual Meeting must submit the proposal so that it is received by the Company at its principal executive office, attention Corporate Secretary, at 495-A South Fairview Avenue, Goleta, California 93117 no later than December 10, 2007. If the date of the 2008 Annual Meeting is advanced or delayed more than 30 days from the date of the Annual Meeting, stockholder proposals intended to be included in the proxy statement for the 2008 Annual Meeting must be received by us within a reasonable time before the Company begins to print and mail the proxy statement for the 2008 Annual Meeting. Upon any determination that the date of the 2008 Annual Meeting will be advanced or delayed by more than 30 days from the date of the Annual Meeting, the Company will disclose the change in the earliest practicable Quarterly Report on Form 10-Q.

SEC rules also govern a company’s ability to use discretionary proxy authority with respect to stockholder proposals that were not submitted to stockholders in time to be included in the Proxy Statement. In the event a stockholder proposal is not submitted to the Company on or before February 27, 2008, the proxies solicited by the Board for the 2008 Annual Meeting of stockholders will confer authority on the Proxyholders to vote the shares in accordance with the recommendation of the Board if the proposal is presented at the 2008 Annual Meeting of stockholders without any discussion of the proposal in the proxy statement for such meeting.

Stockholder nominations for director for the 2008 Annual Meeting must be submitted in accordance with the procedures described above under the caption “Procedures for Stockholder Nominations.”

OTHER BUSINESS OF THE ANNUAL MEETING

Management is not aware of any matters to come before the Annual Meeting or any continuation, postponement or adjournment thereof other than the election of directors, the ratification of the selection of the Company’s independent registered public accounting firm, and the approval of an amendment to the Company’s 2006 Equity Incentive Plan. However, inasmuch as matters of which management is not now aware may come before the Annual Meeting or any continuation, postponement or adjournment thereof, the Proxies confer discretionary authority with respect to acting thereon, and the persons named in such Proxies intend to vote, act and consent in accordance with their best judgment with respect thereto, provided that, to the extent the Company becomes aware a reasonable time before the Annual Meeting of any matter to come before such meeting, the Company will provide an opportunity to vote by Proxy directly on such matter. Upon receipt of such Proxies in time for voting, the shares represented thereby will be voted as indicated thereon and as described in this Proxy Statement.

COST OF SOLICITATION

The solicitation of Proxies is made on behalf of the Company and all the expenses of soliciting Proxies from stockholders will be borne by the Company. In addition to the solicitation of Proxies by use of the mails, officers and regular employees may communicate with stockholders personally or by mail, telephone, telegram or otherwise for the purpose of soliciting such Proxies, but in such event no additional compensation will be paid to any such persons for such solicitation. The Company will reimburse banks, brokers and other nominees for their reasonable out-of-pocket expenses in forwarding soliciting material to beneficial owners of shares held of record by such persons. The total estimated cost of the solicitation of Proxies is approximately $94,000.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (excluding the exhibits thereto) as filed with the SEC, accompanies this Proxy Statement, but it is not deemed to be a part of the Proxy soliciting material. The Form 10-K contains consolidated financial statements of the Company and its subsidiaries and the report thereon of KPMG LLP, the Company’s independent registered public accounting firm.

The Company will provide a copy of the exhibits to its Form 10-K for the fiscal year ended December 31, 2006 upon the written request of any beneficial owner of the Company’s securities as of the Record Date and reimbursement of the Company’s reasonable expenses. Such request should be addressed to the Secretary of the Company at the Company’s office at 495-A South Fairview Avenue, Goleta, California 93117.

STOCKHOLDERS ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AS SOON AS POSSIBLE AND RETURN IT IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

BY ORDER OF THE BOARD OF DIRECTORS

Angel R. Martinez
President and Chief Executive Officer

Goleta, California
April 9, 2007

Appendix A

FIRST AMENDMENT

TO

DECKERS OUTDOOR CORPORATION

2006 EQUITY INCENTIVE PLAN

THIS FIRST AMENDMENT TO DECKERS OUTDOOR CORPORATION 2006 EQUITY INCENTIVE PLAN (the “Amendment”) is made and entered into this 9th day of May, 2007.

WHEREAS:

A. The Board of Directors of DECKERS OUTDOOR CORPORATION (the “Company”) adopted the “Deckers Outdoor Corporation 2006 Equity Incentive Plan” (the “Plan”), which was subsequently approved by the Stockholders of the Company at a meeting of the Company’s Stockholders on May 19, 2006; and

B. The Company has determined to amend the Plan in certain respects subject to the subsequent approval of the amendment by its Stockholders.

NOW, THEREFORE, in consideration of the foregoing, the Plan is hereby amended, in part, as follows:

1. Section 4.1.1 of the Plan is hereby amended to read as follows:

“4.1.1 Multiple Administrative Bodies.  The Plan shall be administered by the Board or one or more Committees, including such delegates as may be appointed under paragraph 4.1.4 of this Section 4; provided, however, that discretionary awards to non-employee Directors shall be administered by an Independent Committee of the Board of Directors.”

2. Section 4.1 of the Plan is amended by adding a new provision, new paragraph 4.1.6, which shall read as follows:

“4.1.6 Repricing.  The Committee is not granted the authority to reprice existing granted stock options and such repricing is prohibited.

3. A new provision, subsection 4.2.19, is hereby added to Section 4.2, which shall read as follows:

“4.2.19 Notwithstanding the foregoing, no award under Section 11 of this Plan will be provided or issued without a minimum one (1) year restriction on performance awards and a minimum three (3) year restriction on tenure awards. The Administrator may not waive this provision, except in the case of the death, disability or retirement of the Participant, or a Change in Control of the Company.”

4. Section 6 of the Plan is hereby amended to read as follows:

“6. Effective Date and Term of the Plan.  The Plan shall become effective upon its approval by the stockholders of the Company. It shall continue in effect for a term of ten years from the date the Plan is approved by the stockholders, unless terminated earlier under Section 10 herein. Notwithstanding the foregoing termination of the Plan, the Committee is authorized to provide for awards or grants that extend beyond the ten year term, except in the case of Incentive Stock Options.”

5. Section 15.1 of the Plan is hereby amended to read as follows:

“15.1 Changes in Capitalization. With respect to the Plan, (i) the number and kind of Shares covered by each outstanding Award, and the number and kind of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award; (ii) the price per Share subject to each such outstanding Award; and (iii) the Share limitations set forth in Section 3 of the Plan, shall be appropriately adjusted if any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company through a stock split, reverse stock split,

A-1

stock dividend, combination or reclassification of the Common Stock, merger, consolidation, reorganization, recapitalization, reincorporation, spin-off, dividend in property other than cash, liquidating dividend, extraordinary dividends or distributions, combination of shares, exchange of shares, change in corporate structure or other transaction effected without receipt of consideration by the Company, subject to any required action by the stockholders of the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.”

6. In all other respects, the Plan is hereby ratified, confirmed and approved.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Amendment as of the date hereinabove set forth, at Santa Barbara, California.

DECKERS OUTDOOR CORPORATION

By: _ _
Name:
Title:

A-2

PROXY
DECKERS OUTDOOR CORPORATION
495-A South Fairview Avenue
Goleta, California 93117
This Proxy is solicited on behalf of the Board of Directors of Deckers Outdoor Corporation. The undersigned hereby appoints Angel R. Martinez and Zohar Ziv, and each of them, as Proxyholders, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated below, all the shares of common stock of Deckers Outdoor Corporation held of record by the undersigned on March 16, 2007, at the Annual Meeting of Stockholders to be held on May 9, 2007 and any continuations, postponements or adjournments thereof.
PLEASE DATE, SIGN ON REVERSE SIDE AND RETURN IN THE ACCOMPANYING ENVELOPE.

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲
You can now access Deckers Outdoor Corporation accounts online.
Access to Deckers Outdoor Corporation shareholder/stockholder accounts is available online via Investor ServiceDirect® (ISD).
Mellon Investor Services LLC, Transfer Agent for Deckers Outdoor Corporation, now makes it easy and convenient to get current information on shareholder accounts.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN
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THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS .

Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

				FOR	WITHHOLD AUTHORTY to vote for the nominees listed below
1.	ELECTION OF DIRECTORS:			☐	☐
Instruction: To withhold authority to vote for a nominee listed below, strike a line through the nominee’s name.

	Nominees:	01 Douglas B. Otto	05 John M. Gibbons
		02 Angel R. Martinez	06 John G. Perenchio
		03 Gene E. Burleson	07 Maureen Conners
		04 Rex A. Licklider	08 Tore Steen

		FOR	AGAINST	ABSTAIN
2.	TO APPROVE THE AMENDMENT TO THE 2006 EQUITY INCENTIVE PLAN.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	TO RATIFY THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	In their discretion, the Proxyholders are authorized to transact such other business as may properly come before the Annual Meeting or any continuations, postponements or adjournments thereof.	☐	☐	☐
The Board of Directors recommends a vote “For” the election of each of the nominees, “For” the approval to amend the 2006 Equity Incentive Plan, and “For” ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2007. All proposals to be acted upon are proposals of the Board of Directors. If any other business is properly presented at the Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place in order to solicit additional Proxies in favor of the recommendations of the Board of Directors, this Proxy shall be voted by the Proxyholders in accordance with the recommendations of a majority of the Board of Directors. At the date the Proxy Statement went to press, we did not anticipate any other matters would be raised at the Annual Meeting.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

If you plan to attend the Annual Meeting, please mark the WILL ATTEND box.	WILL ATTEND ☐

Signature	Signature	Dated	2007

Please sign exactly as the name appears above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation, please sign in full corporate name by the President or other authorized officer giving full title as such. If the signer is a partnership, please sign in the partnership name by an authorized person.

▲FOLD AND DETACH HERE▲
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING.
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting are available through 11:59 PM Eastern Time the day prior to the Annual Meeting date.
Internet or telephone voting authorizes the named Proxyholders to vote in the same manner as if marked, signed and returned on the proxy card.

INTERNET
http://www.proxyvoting.com/deck

Use the internet to vote the proxy.
Have the proxy card in hand
when accessing the web site.

OR

TELEPHONE
1-866-540-5760

Use any touch-tone telephone
to vote the proxy. Have the proxy
card in hand when calling.

If voting by internet or by telephone, you do NOT need to mail back the proxy card.
To vote by mail, mark, sign and date the proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor SeviceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.
You can view the Annual Report and Proxy Statement
on the internet at: http://www.deckers.com